UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04813

BNY Mellon Investment Funds I
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	9/30
Date of reporting period:	9/30/2023

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon International Equity Fund

BNY Mellon Small Cap Growth Fund

BNY Mellon Small Cap Value Fund

BNY Mellon Small/Mid Cap Growth Fund

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon International Equity Fund

ANNUAL REPORT September 30, 2023

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2022, through September 30, 2023, as provided by Portfolio Managers, Thomas Wilson, Louise Kernohan and Georgina Cooper of Newton Investment Management Limited, sub-adviser.

Market and Fund Performance Overview

For the 12-month period ended September 30, 2023, BNY Mellon International Equity Fund (the “fund”) produced a total return of 20.33% for Class A shares, 19.43% for Class C shares, 20.63% for Class I shares and 20.61% for Class Y shares.1,2 In comparison, the fund’s benchmark, the MSCI EAFE® Index (the “Index”), produced a net return of 25.65% for the same period.3

International equity markets gained significant ground on broad economic growth and signs that inflation was coming under control. The fund underperformed the Index, primarily due to disappointing stock selections in the financials, consumer discretionary, consumer staples and materials sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks or securities convertible into common stocks of foreign companies and depositary receipts evidencing ownership in such securities. At least 75% of the fund’s net assets will be invested in countries represented in the Index.

The core of the investment philosophy of Newton Investment Management Limited (“NIM”), the fund’s sub-investment adviser, is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context. NIM believes that a global comparison of companies is the most effective method of stock analysis, and NIM’s global analysts research investment opportunities by global sector rather than by region.

The process begins by identifying a core list of investment themes that NIM believes will positively or negatively affect certain sectors or industries and cause stocks within these sectors or industries to outperform or underperform others. NIM then identifies specific companies, using these investment themes, to help focus on areas where thematic and strategic research indicates superior returns are likely to be achieved. Sell decisions for individual stocks will typically be a result of one or more of the following: a change in investment theme or strategy, profit taking, a significant change in the prospects of a company, price movement and market activity creating an extreme valuation, and the valuation of a company becoming expensive against its peers.

International Equities Rebound on Positive Macroeconomic Trends

International equities delivered positive returns in late 2022 as the outlook for inflation and the trajectory of monetary policy continued to dominate the narrative within financial markets. Despite some encouraging developments in the fight against inflation, central bankers steadfastly maintained a hawkish stance. Elsewhere, China eased its hitherto draconian COVID-19 policies.

2

Positive trends continued in early 2023, as investors maintained a risk-on mindset. However, as the year progressed, the U.S. Federal Reserve (the “Fed”) remained hawkish, putting pressure on risk assets. In addition, in early March, signs of stress emerged within the U.S. banking sector. Nevertheless, following rapid action by U.S. authorities to bolster banks, international equities soon regained their upward momentum, shrugging off the travails of U.S. regional banks, economic disappointment in China and persistently elevated geopolitical uncertainty. Investors’ enthusiasm regarding artificial intelligence (“AI”) proved particularly supportive of risk assets.

The interplay between growth, inflation and the direction of monetary policy remained central to the wider investment debate as international equity markets lost momentum over summer. The principal catalyst for this change in tone was the renewed rise in government bond yields. Factors contributing to this development included rising oil prices, technical market dynamics and the growing realization that U.S. interest rates would likely stay “higher for longer,” given the continuing resilience of the U.S. economy. In stark contrast to the United States, China announced a stream of piecemeal, and thus far ineffective, stimulus initiatives designed to stabilize its economy.

Stock Selection Undermines Relative Performance

Stock selection weighed on the fund’s performance relative to the Index in several sectors, including financials, consumer discretionary, consumer staples and materials. The fund’s cash allocation detracted as well. Among significant underperformers, Swiss pharmaceutical and diagnostics company Roche Holding AG stood out as the company failed to gain much traction with pandemic-related revenues falling away. A series of pipeline disappointments cast further doubts regarding the firm’s research and development capabilities, a source of strength historically. Another notable underperformer, UK alcoholic beverage producer Diageo PLC, came under pressure due to concerns regarding consumer demand and costs. Finally, lack of exposure to Danish pharmaceutical company Novo Nordisk A/S for much of the period weighted on relative returns, as the stock surged after a study found that the company’s obesity drug significantly reduced the likelihood of cardiovascular events.

On the positive side, stock selection and an underweight position contributed positively to relative returns in communication services, while a lack of exposure to real estate also proved beneficial in a rising rate environment. Among top holdings, shares in Japan-based semiconductor test equipment maker Advantest Corp. performed well despite some late-period weakness, gaining ground on AI-driven momentum in the semiconductor space. Advantest Corp. management also noted a wealth of business opportunities in the semiconductor testing market over the medium term. Despite a credit rating downgrade, shares in France-based global reinsurer SCOR SE rose in response to the company’s actions to increase its earnings resilience. Shares moved higher as reinsurance pricing continued its strong momentum, boding well for margin improvement. Indeed, first-quarter 2023 earnings easily surpassed consensus expectations. The stock finished the period strongly, with investors taking encouragement from the company’s new strategic plan. Shares in Japan-based automobile and heavy equipment maker Toyota Industries Corp. performed well against a backdrop of improving business momentum, amid hopes that profits in the company’s material handling business may be bottoming out. Long-term prospects for this segment continue to look attractive in our view, supported by strong demand for forklifts and warehouse solutions.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Maintaining a Balanced Focus on Resilient Earnings Profiles

Although economic data remains largely resilient, it remains unknown what the effect of recent monetary policy tightening may have on the wider economy from here. If inflation prompts central banks to keep rates elevated for a prolonged period, thereby increasing the cost of capital, valuations of all asset classes are likely to see negative impacts. On the other hand, positive structural demand trends remain in place. Sustainable competitive advantages and barriers to entry also represent important considerations as we continue to seek out thematic opportunities that are underappreciated by the market.

As of the end of the period, the fund holds its largest overweight sector position in information technology, where key technological megatrends and structural drivers remain in place, particularly in the areas of AI, the Internet of Things and smart devices. Health care is also an area for which we see ample thematic support, with a focus on companies offering best-in-class and innovative products, services and solutions that will serve the needs and tastes of an aging global population. Conversely, the fund continues to hold underweight exposure to utilities and real estate. We also remain somewhat cautious on the health of a consumer strained by higher interest rates, as reflected by underweight exposure in the consumer discretionary sector, with zero weighting in the automobiles & components subsector, given an uncertain outlook for big-ticket spending.

October 16, 2023

1  BNY Mellon Investment Adviser, Inc. serves as the investment adviser for the fund. Newton Investment Management Limited (NIM) is the fund’s sub-adviser. NIM’s comments are provided as a general market overview and should not be considered investment advice or predictive of any future market performance. NIM’s views are current as of the date of this communication and are subject to change rapidly as economic and market conditions dictate.

2 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 1, 2024, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

3 Source: Lipper Inc. — The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon International Equity Fund with a hypothetical investment of $10,000 in the MSCI EAFE® Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon International Equity Fund on 9/30/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index (Europe, Australasia, Far East) is a free float‐adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon International Equity Fund with a hypothetical investment of $1,000,000 in the MSCI EAFE® Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon International Equity Fund on 9/30/13 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses of fund’s Class Y shares. The Index (Europe, Australasia, Far East) is a free float‐adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/2023

	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	13.40%	-.44%	1.50%
without sales charge	20.33%	.74%	2.10%
Class C shares
with applicable redemption charge†	18.43%	-.01%	1.33%
without redemption	19.43%	-.01%	1.33%
Class I shares	20.63%	.99%	2.37%
Class Y shares	20.61%	1.00%	2.40%
MSCI EAFE® Index	25.65%	3.24%	3.82%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund's performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Equity Fund from April 1, 2023 to September 30, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended September 30, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.29	$8.98	$4.05	$4.05
Ending value (after expenses)	$970.70	$967.30	$971.90	$971.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended September 30, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.42	$9.20	$4.15	$4.15
Ending value (after expenses)	$1,019.70	$1,015.94	$1,020.96	$1,020.96
†

Expenses are equal to the fund’s annualized expense ratio of 1.07% for Class A, 1.82% for Class C, .82% for Class I and .82% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
September 30, 2023

Description	Shares		Value ($)
Common Stocks - 98.8%
Bermuda - 1.7%
Hiscox Ltd.	481,167		5,900,072
Brazil - 2.5%
B3 SA - Brasil Bolsa Balcao	1,433,404		3,498,994
XP, Inc., Cl. A	229,407		5,287,831
			8,786,825
China - 2.2%
Alibaba Group Holding Ltd.	392,496	[a]	4,290,368
Ping An Insurance Group Company of China Ltd., Cl. H	614,500		3,519,410
			7,809,778
Denmark - 3.8%
Chr. Hansen Holding A/S	36,915		2,262,692
Novo Nordisk A/S, Cl. B	102,567		9,361,877
Novozymes A/S, Cl. B	42,444		1,712,934
			13,337,503
France - 20.4%
Air Liquide SA	39,989		6,757,775
AXA SA	169,887		5,061,495
Capgemini SE	34,672		6,077,726
Compagnie de Saint-Gobain	69,932		4,205,457
Dassault Systemes SE	112,058		4,181,516
Edenred SE	62,771		3,934,096
L'Oreal SA	16,654		6,923,246
LVMH Moet Hennessy Louis Vuitton SE	11,152		8,446,680
Publicis Groupe SA	48,055		3,645,849
Sanofi	99,120		10,634,558
SCOR SE	263,660		8,214,896
Vinci SA	28,943		3,213,611
			71,296,905
Germany - 4.0%
Bayer AG	56,686		2,723,876
Deutsche Boerse AG	26,402		4,569,442
SAP SE	51,967		6,747,990
			14,041,308
Hong Kong - 3.0%
AIA Group Ltd.	781,312		6,370,462
Prudential PLC	382,816		4,151,352
			10,521,814
India - 1.6%
HDFC Bank Ltd.	310,479		5,706,611

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.8% (continued)
Ireland - 2.2%
Experian PLC	121,680		3,995,106
ICON PLC	14,835	[a]	3,653,119
			7,648,225
Japan - 17.1%
Advantest Corp.	214,800		6,009,628
East Japan Railway Co.	100,800		5,770,503
Ebara Corp.	80,000		3,752,141
Pan Pacific International Holdings Corp.	229,400		4,817,032
Recruit Holdings Co. Ltd.	231,213		7,131,027
Sony Group Corp.	82,400		6,749,036
Sugi Holdings Co. Ltd.	122,700		4,877,949
TechnoPro Holdings, Inc.	367,100		7,991,009
Topcon Corp.	420,600		4,642,530
Toyota Industries Corp.	102,600		8,084,281
			59,825,136
Netherlands - 7.2%
ASML Holding NV	16,203		9,577,731
BE Semiconductor Industries NV	35,786		3,518,632
ING Groep NV	456,924		6,062,690
Universal Music Group NV	233,770		6,112,102
			25,271,155
South Korea - .8%
Samsung SDI Co. Ltd.	7,879		2,989,512
Spain - 1.4%
Amadeus IT Group SA	78,460		4,751,481
Switzerland - 12.9%
Alcon, Inc.	67,723		5,248,560
Lonza Group AG	11,379		5,290,766
Nestle SA	101,311		11,481,950
Novartis AG	68,304		7,004,639
Roche Holding AG	40,162		10,988,773
UBS Group AG	209,640		5,196,626
			45,211,314
Taiwan - 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	39,220		3,408,218
United Kingdom - 17.0%
Anglo American PLC	230,738		6,377,913
Ashtead Group PLC	88,717		5,414,346
AstraZeneca PLC	57,376		7,771,895
BAE Systems PLC	401,320		4,885,733
Barclays PLC	2,278,217		4,417,980
Croda International PLC	57,151		3,427,226

10

Description		Shares		Value ($)
Common Stocks - 98.8% (continued)
United Kingdom - 17.0% (continued)
Diageo PLC		166,532		6,164,654
National Grid PLC		302,373		3,615,468
RELX PLC		217,232		7,360,877
Shell PLC		317,698		10,101,464
				59,537,556
Total Common Stocks (cost $293,714,539)				346,043,413
	1-Day Yield (%)
Investment Companies - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $15,044)	5.40	15,044	[b]	15,044
Total Investments (cost $293,729,583)		98.8%		346,058,457
Cash and Receivables (Net)		1.2%		4,186,975
Net Assets		100.0%		350,245,432

ADR—American Depositary Receipt

a Non-income producing security.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

11

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Insurance	9.5
Pharmaceuticals, Biotechnology & Life Sciences	9.0
Capital Goods	8.4
Commercial & Professional Services	7.6
Pharmaceuticals Biotechnology & Life Sciences	7.4
Semiconductors & Semiconductor Equipment	6.4
Financial Services	6.4
Materials	5.9
Food, Beverage & Tobacco	5.0
Software & Services	4.9
Banks	4.6
Consumer Durables & Apparel	4.3
Energy	2.9
Media & Entertainment	2.8
Consumer Discretionary Distribution	2.6
Technology Hardware & Equipment	2.2
Household & Personal Products	2.0
Transportation	1.6
Health Care Equipment & Services	1.5
Consumer Staples Distribution	1.4
Consumer Services	1.4
Utilities	1.0
Investment Companies	.0
98.8

† Based on net assets.

See notes to financial statements.

12

Affiliated Issuers
Description	Value ($) 9/30/2022	Purchases ($)†	Sales ($)	Value ($) 9/30/2023	Dividends/ Distributions ($)
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .0%	196,010	154,845,008	(155,025,974)	15,044	178,863
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	-	12,265,886	(12,265,886)	-	2,570	††
Total - .0%	196,010	167,110,894	(167,291,860)	15,044	181,433

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

13

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	293,714,539	346,043,413
Affiliated issuers	15,044	15,044
Cash denominated in foreign currency	270,651	270,657
Receivable for investment securities sold		7,019,026
Tax reclaim receivable—Note 1(b)		2,696,905
Dividends and securities lending income receivable		444,325
Receivable for shares of Beneficial Interest subscribed		274,808
Prepaid expenses		38,789
		356,802,967
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		251,791
Note payable—Note 2		6,200,000
Payable for shares of Beneficial Interest redeemed		53,846
Trustees’ fees and expenses payable		5,585
Interest payable—Note 2		4,056
Other accrued expenses		42,257
		6,557,535
Net Assets ($)		350,245,432
Composition of Net Assets ($):
Paid-in capital		281,044,144
Total distributable earnings (loss)		69,201,288
Net Assets ($)		350,245,432

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	8,973,526	477,745	95,256,564	245,537,597
Shares Outstanding	443,834	24,079	4,746,950	12,299,764
Net Asset Value Per Share ($)	20.22	19.84	20.07	19.96

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended September 30, 2023

Investment Income ($):
Income:
Cash dividends (net of $1,216,719 foreign taxes withheld at source):
Unaffiliated issuers	11,027,575
Affiliated issuers	178,863
Income from securities lending—Note 1(c)	2,570
Interest	1,405
Total Income	11,210,413
Expenses:
Management fee—Note 3(a)	3,104,407
Professional fees	117,517
Shareholder servicing costs—Note 3(c)	111,364
Custodian fees—Note 3(c)	80,176
Registration fees	68,851
Trustees’ fees and expenses—Note 3(d)	51,970
Chief Compliance Officer fees—Note 3(c)	20,026
Prospectus and shareholders’ reports	19,960
Loan commitment fees—Note 2	9,799
Interest expense—Note 2	9,599
Distribution fees—Note 3(b)	4,884
Miscellaneous	31,433
Total Expenses	3,629,986
Less—reduction in expenses due to undertaking—Note 3(a)	(187,477)
Less—reduction in fees due to earnings credits—Note 3(c)	(2,036)
Net Expenses	3,440,473
Net Investment Income	7,769,940
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	21,403,560
Net realized gain (loss) on forward foreign currency exchange contracts	(2,857,222)
Net Realized Gain (Loss)	18,546,338
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	55,653,922
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	16,073
Net Change in Unrealized Appreciation (Depreciation)	55,669,995
Net Realized and Unrealized Gain (Loss) on Investments	74,216,333
Net Increase in Net Assets Resulting from Operations	81,986,273

See notes to financial statements.

15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2023	2022
Operations ($):
Net investment income	7,769,940	7,866,385
Net realized gain (loss) on investments	18,546,338	30,996,019
Net change in unrealized appreciation (depreciation) on investments	55,669,995	(223,790,630)
Net Increase (Decrease) in Net Assets Resulting from Operations	81,986,273	(184,928,226)
Distributions ($):
Distributions to shareholders:
Class A	(323,257)	(463,037)
Class C	(15,019)	(28,314)
Class I	(3,690,294)	(5,371,005)
Class Y	(11,286,552)	(17,109,647)
Total Distributions	(15,315,122)	(22,972,003)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	1,705,930	10,417,534
Class C	35,262	39,488
Class I	13,688,258	29,403,414
Class Y	14,126,912	44,837,236
Distributions reinvested:
Class A	320,514	457,203
Class C	15,019	27,428
Class I	3,527,673	5,130,777
Class Y	5,431,866	6,511,272
Cost of shares redeemed:
Class A	(3,399,793)	(6,911,544)
Class C	(357,840)	(374,774)
Class I	(38,637,150)	(52,531,717)
Class Y	(122,917,329)	(134,157,947)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(126,460,678)	(97,151,630)
Total Increase (Decrease) in Net Assets	(59,789,527)	(305,051,859)
Net Assets ($):
Beginning of Period	410,034,959	715,086,818
End of Period	350,245,432	410,034,959

16

	Year Ended September 30,
	2023	2022
Capital Share Transactions (Shares):
Class A
Shares sold	81,676	426,916
Shares issued for distributions reinvested	16,253	18,570
Shares redeemed	(168,477)	(296,266)
Net Increase (Decrease) in Shares Outstanding	(70,548)	149,220
Class C
Shares sold	1,957	1,883
Shares issued for distributions reinvested[a]	772	1,132
Shares redeemed	(17,582)	(16,742)
Net Increase (Decrease) in Shares Outstanding	(14,853)	(13,727)
Class I
Shares sold	671,583	1,312,107
Shares issued for distributions reinvested[a]	180,629	210,192
Shares redeemed	(1,933,946)	(2,408,570)
Net Increase (Decrease) in Shares Outstanding	(1,081,734)	(886,271)
Class Y
Shares sold	693,892	2,118,295
Shares issued for distributions reinvested	279,561	268,064
Shares redeemed	(6,153,331)	(6,274,899)
Net Increase (Decrease) in Shares Outstanding	(5,179,878)	(3,888,540)

[a]

During the period ended September 30, 2023, 196,806 Class Y shares representing $3,950,195 were exchanged for 195,809 Class I shares. During the period ended September 30, 2022, 466,158 Class Y shares representing $10,153,051 were exchanged for 463,844 Class I shares, and 1,394 Class Y shares representing $34,602 were exchanged for 1,375 Class A shares.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	17.36	25.37	21.07	20.28	21.97
Investment Operations:
Net investment income[a]	.33	.25	.23	.16	.33
Net realized and unrealized gain (loss) on investments	3.19	(7.46)	4.39	1.13	(1.66)
Total from Investment Operations	3.52	(7.21)	4.62	1.29	(1.33)
Distributions:
Dividends from net investment income	(.35)	(.80)	(.32)	(.50)	(.36)
Dividends from net realized gain on investments	(.31)	-	-	-	-
Total Distributions	(.66)	(.80)	(.32)	(.50)	(.36)
Net asset value, end of period	20.22	17.36	25.37	21.07	20.28
Total Return (%)[b]	20.33	(29.34)	22.00	6.31	(5.89)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.20	1.16	1.17	1.19	1.18
Ratio of net expenses to average net assets	1.07	1.07	1.07	1.07	1.07
Ratio of net investment income to average net assets	1.62	1.08	.93	.78	1.66
Portfolio Turnover Rate	45.57	53.90	26.26	32.45	36.45
Net Assets, end of period ($ x 1,000)	8,974	8,928	9,263	6,329	5,743

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

18

	Year Ended September 30,
Class C Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	16.98	24.77	20.57	19.78	21.38
Investment Operations:
Net investment income[a]	.18	.06	.03	.00[b]	.17
Net realized and unrealized gain (loss) on investments	3.12	(7.29)	4.29	1.10	(1.59)
Total from Investment Operations	3.30	(7.23)	4.32	1.10	(1.42)
Distributions:
Dividends from net investment income	(.13)	(.56)	(.12)	(.31)	(.18)
Dividends from net realized gain on investments	(.31)	-	-	-	-
Total Distributions	(.44)	(.56)	(.12)	(.31)	(.18)
Net asset value, end of period	19.84	16.98	24.77	20.57	19.78
Total Return (%)[c]	19.43	(29.88)	21.11	5.47	(6.55)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.07	1.98	1.95	1.96	1.93
Ratio of net expenses to average net assets	1.82	1.82	1.82	1.82	1.82
Ratio of net investment income to average net assets	.89	.26	.14	.00[d]	.89
Portfolio Turnover Rate	45.57	53.90	26.26	32.45	36.45
Net Assets, end of period ($ x 1,000)	478	661	1,304	1,337	1,696

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Amount represents less than .01%.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class I Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	17.24	25.18	20.90	20.12	21.79
Investment Operations:
Net investment income[a]	.39	.30	.28	.20	.36
Net realized and unrealized gain (loss) on investments	3.16	(7.40)	4.36	1.13	(1.62)
Total from Investment Operations	3.55	(7.10)	4.64	1.33	(1.26)
Distributions:
Dividends from net investment income	(.41)	(.84)	(.36)	(.55)	(.41)
Dividends from net realized gain on investments	(.31)	-	-	-	-
Total Distributions	(.72)	(.84)	(.36)	(.55)	(.41)
Net asset value, end of period	20.07	17.24	25.18	20.90	20.12
Total Return (%)	20.63	(29.19)	22.32	6.53	(5.62)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92	.89	.88	.88	.86
Ratio of net expenses to average net assets	.82	.82	.82	.82	.82
Ratio of net investment income to average net assets	1.90	1.34	1.14	1.02	1.84
Portfolio Turnover Rate	45.57	53.90	26.26	32.45	36.45
Net Assets, end of period ($ x 1,000)	95,257	100,515	169,071	177,360	214,538

a Based on average shares outstanding.

See notes to financial statements.

20

	Year Ended September 30,
Class Y Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	17.16	25.06	20.81	20.03	21.70
Investment Operations:
Net investment income[a]	.38	.29	.28	.20	.37
Net realized and unrealized gain (loss) on investments	3.14	(7.35)	4.33	1.13	(1.63)
Total from Investment Operations	3.52	(7.06)	4.61	1.33	(1.26)
Distributions:
Dividends from net investment income	(.41)	(.84)	(.36)	(.55)	(.41)
Dividends from net realized gain on investments	(.31)	-	-	-	-
Total Distributions	(.72)	(.84)	(.36)	(.55)	(.41)
Net asset value, end of period	19.96	17.16	25.06	20.81	20.03
Total Return (%)	20.61	(29.17)	22.29	6.58	(5.63)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85	.82	.82	.82	.80
Ratio of net expenses to average net assets	.82	.82	.82	.82	.80
Ratio of net investment income to average net assets	1.88	1.32	1.15	1.00	1.88
Portfolio Turnover Rate	45.57	53.90	26.26	32.45	36.45
Net Assets, end of period ($ x 1,000)	245,538	299,931	535,448	486,727	849,188

a Based on average shares outstanding.

See notes to financial statements.

21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon International Equity Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

Effective March 31, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management North America, LLC (“NIMNA”), to enable NIMNA to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIMNA is subject to the supervision of the Sub-Adviser and the Adviser. NIMNA is also an affiliate of the Adviser. NIMNA’s principal office is located at BNY Mellon Center, 201 Washington Street, Boston, MA 02108. NIMNA is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such

22

institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.

23

NOTES TO FINANCIAL STATEMENTS (continued)

GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and

24

futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of September 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	346,043,413	-	-	346,043,413
Investment Companies	15,044	-	-	15,044

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions

25

NOTES TO FINANCIAL STATEMENTS (continued)

between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of September 30, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period

26

ended September 30, 2023, BNY Mellon earned $350 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

27

NOTES TO FINANCIAL STATEMENTS (continued)

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2023, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $7,759,934 undistributed capital gains $16,224,588 and unrealized appreciation $45,216,766.

The tax character of distributions paid to shareholders during the fiscal years ended September 30, 2023 and September 30, 2022 were as follows: ordinary income $8,760,104 and $22,972,003, and long-term capital gains $6,555,018 and $0, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund

28

based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

During the period ended September 30, 2023, the fund was charged $9,599 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2023 was approximately $171,233 with a related weighted average annualized interest rate of 5.61%.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee was computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from October 1, 2022 through February 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .82% of the value of the fund’s average daily net assets. On or after February 1, 2024, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $187,477 during the period ended September 30, 2023.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

During the period ended September 30, 2023, the Distributor retained $29 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended September 30, 2023, Class C shares were charged $4,884 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may

29

NOTES TO FINANCIAL STATEMENTS (continued)

include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2023, Class A and Class C shares were charged $23,829 and $1,628, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2023, the fund was charged $6,021 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $2,036.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period

30

ended September 30, 2023, the fund was charged $80,176 pursuant to the custody agreement.

During the period ended September 30, 2023, the fund was charged $20,026 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $229,736, Distribution Plan fees of $307, Shareholder Services Plan fees of $2,012, Custodian fee of $30,000, Chief Compliance Officer fees of $4,757 and Transfer Agent fees of $930, which are offset against an expense reimbursement currently in effect in the amount of $15,951.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward foreign currency exchange contracts (“forward contracts”), during the period ended September 30, 2023, amounted to $183,807,114 and $314,776,650, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. The SEC adopted Rule 18f-4 under the Act, which regulates the use of derivatives transactions for certain funds registered under the Act. The fund’s derivative transactions are subject to a value-at-risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the fund

Each type of derivative instrument that was held by the fund during the period ended September 30, 2023 is discussed below.

31

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At September 30, 2023, there were no forward contracts outstanding.

The following table summarizes the average market value of derivatives outstanding during the period ended September 30, 2023:

Average Market Value ($)
Forward contracts	28,919,212

At September 30, 2023, the cost of investments contracts for federal income tax purposes was $300,705,068; accordingly, accumulated net unrealized appreciation on investments was $45,353,389, consisting of $69,026,062 gross unrealized appreciation and $23,672,673 gross unrealized depreciation.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees of
BNY Mellon Investment Funds I:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon International Equity Fund (the Fund), a series of BNY Mellon Investment Funds, I including the statement of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2023, by correspondence with custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
November 22, 2023

33

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $12,244,294 as income sourced from foreign countries for the fiscal year ended September 30, 2023 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $1,216,725 as taxes paid from foreign countries for the fiscal year ended September 30, 2023 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2023 calendar year with Form 1099-DIV which will be mailed in early 2024. Also the fund reports the maximum amount allowable, but not less than $9,976,829 as ordinary income dividends paid during the fiscal year ended September 30, 2023 as qualified dividend income in accordance with Section 854(b)(1)(B) Section 852(b)(3)(C) of the Internal Revenue Code. The fund also hereby reports $.306 per share as a long-term capital gain distribution paid on December 15, 2022.

34

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

35

BOARD MEMBERS INFORMATION (Unaudited)
Independent Board Members

Joseph S. DiMartino (79)
Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Francine J. Bovich (72)
Board Member (2011)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 47

———————

Andrew J. Donohue (73)
Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP, a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 40

———————

36

Kenneth A. Himmel (77)
Board Member (2008)

Principal Occupation During Past 5 Years:

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

• Gulf Related, an international real estate development company, Managing Partner (2010-December 2020)

No. of Portfolios for which Board Member Serves: 18

———————

Bradley Skapyak (64)
Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of The Dreyfus Corporation (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of The Dreyfus Transfer Agent, Inc. (2011-2019)

• Senior Vice President of The Bank of New York Mellon (2007-2019)

No. of Portfolios for which Board Member Serves: 18

———————

Roslyn M. Watson (73)
Board Member (2008)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 40

———————

37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Benaree Pratt Wiley (77)
Board Member (2008)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 57

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

38

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since December 2008.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since December 2008 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Adviser since June 2022.

39

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

40

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41

For More Information

BNY Mellon International Equity Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: NIEAX Class C: NIECX Class I: SNIEX Class Y: NIEYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 6916AR0923

BNY Mellon Small Cap Growth Fund

ANNUAL REPORT September 30, 2023

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2022, through September 30, 2023, as provided by John R. Porter, and Karen Behr of Newton Investment Management North America, LLC, sub-adviser.

Market and Fund Performance Overview

For the 12-month period ended September 30, 2023, BNY Mellon Small Cap Growth Fund (the “fund”) produced a total return of 2.68% for Class I shares and 2.71% for Class Y shares.1 In comparison, the fund’s benchmark, the Russell 2000® Growth Index (the “Index”), posted a total return of 9.59% for the same period.2

Small-cap growth stocks gained ground during the period amid positive economic growth and decelerating inflationary pressure. The fund underperformed the Index primarily due to relatively weak returns in the consumer discretionary, information technology and health care sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap U.S. companies—i.e., those with total market capitalizations equal to or less than that of the largest company in the Index.

We employ a growth-oriented investment style in managing the fund’s portfolio. This means the portfolio managers seek to identify those small-cap companies that are experiencing, or are expected to experience, rapid earnings or revenue growth. We focus on high-quality companies and individual stock selection, instead of trying to predict which industries or sectors will perform best, and select stocks by:

• Using fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth.

• Investing in a company when the research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The fund’s investment strategy may lead it to emphasize certain industries, such as technology, health care, business services and communications.

Equities Rebound on Positive Macroeconomic Trends

Small and mid-cap equities delivered positive returns in the last quarter of 2022, as market sentiment focused on the underlying strength of the U.S. economy, with gross domestic product (“GDP”) averaging 2% growth on an annualized basis. As the period began, inflation averaged 7.7% annually, down from the 9.1% peak set in June 2022 but well above the U.S. Federal Reserve’s (the “Fed”) target of 2%. The federal funds rate, set by the Fed, stood at a range of 3.00%–3.25%, up from near zero eight months earlier. By December 2022, inflation had declined to 6.45%, while the federal funds rate had increased to 4.25%–4.50%.

2

Investors maintained a risk-on mindset in early 2023, as inflation steadily decreased in response to rising rates, while economic growth remained positive. In early March, signs of stress emerged within the U.S. banking sector. Nevertheless, following rapid action by U.S. authorities to bolster banks, equities soon regained their upward momentum. Market strength was led by mega-cap technology-related names, bolstered by investors’ enthusiasm regarding artificial intelligence (“AI”). More broadly, markets began to price in the increasing likelihood of a “soft landing,” in which the Fed brings inflation under control without inciting a major recession. However, equity markets lost momentum over the summer as inflation proved stickier than previously hoped, raising the prospect that interest rates would likely stay “higher for longer,” in Fed parlance.

A Few Sectors Undermine Relative Performance

The fund’s performance relative to the Index suffered most significantly due to positions in the consumer discretionary, information technology and health care sectors. In the consumer discretionary sector, weak security selection overwhelmed the positive impact of overweight exposure. Notable detractors included optical retailer National Vision Holdings, Inc., internet retailer Farfetch Ltd., online pet food retailer Chewy, Inc., exercise chain Planet Fitness, Inc., and interactive fitness platform Peloton Interactive, Inc. In information technology, underweight exposure and disappointing selections detracted, led by declines in shares of semiconductor manufacturer Semtech Corp., which underperformed many of its industry counterparts after announcing a weak outlook in early 2023. The fund sold its position due to concerns about headwinds facing the company’s automotive industry customers. Other technology underperformers included photonic products maker Lumentum Holdings Inc. and cloud and software computing company Calix, Inc. In health care, shares in biotechnology firm PTC Therapeutics, Inc. suffered sharp declines due to an adverse European regulatory ruling, while several other holdings—including Xenon Pharmaceuticals Inc., Denali Therapeutics Inc. and Twist Bioscience Corp.—detracted from returns to a lesser degree.

On the positive side, positions in the materials sector provided the strongest contributions to relative performance, primarily due to positive returns from metals and mining holdings, most notably aluminum products producer Constellium SE. In communications services, holdings in entertainment ticketing platform Eventbrite, Inc. gained ground on higher margins and robust business trends, while sports team franchise Manchester United PLC produced better-than-expected financial results due to the company’s strong media presence and fan engagement. In consumer staples, overweight exposure bolstered performance, as did the fund’s holdings in luxury fragrance company Inter Parfums, Inc., which gained market share due to the performance of both legacy and newer brands. Relative returns also benefited from the fund’s lack of exposure to the lagging utilities sector.

Adopting a More Conservative Posture

Although economic data remains largely resilient, it remains unknown what the effect of recent monetary policy tightening may have on the wider economy from here. If, as currently expected, inflation prompts the Fed to keep rates elevated for a prolonged period, thereby increasing the cost of capital, valuations of all asset classes are likely to face challenges. In addition, consumer debt continues to mount as pandemic-era accommodations expire, and increasing levels of government disfunction amplify the

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

likelihood of short-term market volatility. On the other hand, positive structural demand trends remain in place, and economic growth remains remarkably strong despite tight Fed monetary policy and other macroeconomic headwinds.

Given the uncertain economic environment, we have adopted a more cautious outlook in positioning the fund, emphasizing investments in companies less tied to GDP growth. As of September 30, 2023, the fund held its largest overweight position in the health care sector, where we find what we believe are attractive opportunities arising from technological innovations, the digitization of services and the growing role of genomics in the development of advanced medications. The fund also held significantly overweight exposure to energy, where we believe supply/demand dynamics and geopolitical uncertainties in the Middle East have set the stage for further commodity price increases. Other overweight sector positions include communication services, consumer discretionary and real estate. Conversely, the fund held underweight exposure to industrials, information technology, financials and materials, and zero exposure to utilities. However, we continue to actively look for attractive investment opportunities in information technology with an eye toward increasing the fund’s exposure.

October 16, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 1, 2024, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Class I shares of BNY Mellon Small Cap Growth Fund with a hypothetical investment of $10,000 in the Russell 2000® Growth Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in Class I shares of BNY Mellon Small Cap Growth Fund on 9/30/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of $1,000,000 investment in Class Y shares of BNY Mellon Small Cap Growth Fund with a hypothetical investment of $1,000,000 made in the Russell 2000® Growth Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in the Class Y shares of BNY Mellon Small Cap Growth Fund on 9/30/13 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/2023
	Inception Date	1 Year	5 Years	10 Years
Class I shares	12/23/96	2.68%	4.84%	9.27%
Class Y shares	7/1/13	2.71%	4.85%	9.29%
Russell 2000® Growth Index		9.59%	1.55%	6.72%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Small Cap Growth Fund from April 1, 2023 to September 30, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended September 30, 2023

	Class I	Class Y
Expenses paid per $1,000†	$4.95	$4.95
Ending value (after expenses)	$974.80	$974.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended September 30, 2023

	Class I	Class Y
Expenses paid per $1,000†	$5.06	$5.06
Ending value (after expenses)	$1,020.05	$1,020.05
†

Expenses are equal to the fund’s annualized expense ratio of 1.00% for Class I and 1.00% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
September 30, 2023

Description	Shares		Value ($)
Common Stocks - 94.0%
Capital Goods - 11.0%
Armstrong World Industries, Inc.	2,889		208,008
Construction Partners, Inc., Cl. A	19,824	[a]	724,765
Curtiss-Wright Corp.	1,388		271,534
Fluor Corp.	7,157	[a]	262,662
SiteOne Landscape Supply, Inc.	1,597	[a]	261,030
The AZEK Company, Inc.	5,763	[a]	171,392
			1,899,391
Commercial & Professional Services - 3.0%
CACI International, Inc., Cl. A	1,485	[a]	466,186
Li-Cycle Holdings Corp.	12,381	[a,b]	43,953
			510,139
Consumer Discretionary Distribution - 6.4%
Farfetch Ltd., Cl. A	34,281	[a,b]	71,647
Ollie's Bargain Outlet Holdings, Inc.	9,071	[a]	700,100
RH	412	[a]	108,916
Warby Parker, Inc., Cl. A	16,701	[a]	219,785
			1,100,448
Consumer Durables & Apparel - 3.2%
Figs, Inc., Cl. A	14,576	[a]	85,998
Peloton Interactive, Inc., Cl. A	35,386	[a]	178,699
Topgolf Callaway Brands Corp.	5,227	[a]	72,342
YETI Holdings, Inc.	4,568	[a]	220,269
			557,308
Consumer Services - 3.8%
European Wax Center, Inc., Cl. A	7,992	[a]	129,470
Genius Sports Ltd.	24,585	[a]	131,038
Planet Fitness, Inc., Cl. A	7,897	[a]	388,374
			648,882
Consumer Staples Distribution - 2.7%
Grocery Outlet Holding Corp.	16,316	[a]	470,717
Energy - 11.4%
Antero Resources Corp.	5,908	[a]	149,945
Cactus, Inc., Cl. A	13,047		655,090
EQT Corp.	16,412		665,999
Oceaneering International, Inc.	4,015	[a]	103,266
PBF Energy, Inc., Cl. A	7,384		395,265
			1,969,565
Equity Real Estate Investment - .5%
Physicians Realty Trust	6,804	[c]	82,941
Financial Services - 2.0%
AvidXchange Holdings, Inc.	25,045	[a]	237,427

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 94.0% (continued)
Financial Services - 2.0% (continued)
Flywire Corp.	3,491	[a]	111,328
			348,755
Food, Beverage & Tobacco - 2.6%
Freshpet, Inc.	6,689	[a,b]	440,671
Health Care Equipment & Services - 12.3%
AtriCure, Inc.	4,341	[a]	190,136
Evolent Health, Inc., Cl. A	12,949	[a]	352,601
Guardant Health, Inc.	4,334	[a]	128,460
Health Catalyst, Inc.	12,380	[a]	125,286
Inspire Medical Systems, Inc.	1,111	[a]	220,467
iRhythm Technologies, Inc.	2,702	[a]	254,690
Outset Medical, Inc.	8,633	[a,b]	93,927
Privia Health Group, Inc.	16,582	[a]	381,386
R1 RCM, Inc.	9,431	[a]	142,125
TransMedics Group, Inc.	4,183	[a]	229,019
			2,118,097
Household & Personal Products - 2.8%
Inter Parfums, Inc.	3,622		486,579
Insurance - 1.6%
BRP Group, Inc., Cl. A	5,338	[a]	124,002
Palomar Holdings, Inc.	3,062	[a]	155,396
			279,398
Materials - .8%
Constellium SE	7,435	[a]	135,317
Media & Entertainment - 2.1%
Eventbrite, Inc., Cl. A	14,891	[a]	146,825
Manchester United PLC, Cl. A	10,505	[a]	207,894
			354,719
Pharmaceuticals, Biotechnology & Life Sciences - 14.4%
10X Genomics, Inc., CI. A	3,121	[a]	128,741
Akero Therapeutics, Inc.	2,317	[a]	117,194
Ascendis Pharma A/S, ADR	1,392	[a]	130,347
Beam Therapeutics, Inc.	1,898	[a,b]	45,647
Crinetics Pharmaceuticals, Inc.	8,483	[a]	252,284
Cytokinetics, Inc.	2,869	[a]	84,521
Denali Therapeutics, Inc.	5,291	[a]	109,153
ImmunoGen, Inc.	7,163	[a]	113,677
Insmed, Inc.	7,221	[a]	182,330
Karuna Therapeutics, Inc.	782	[a]	132,228
Keros Therapeutics, Inc.	753	[a]	24,006
MeiraGTx Holdings PLC	3,550	[a]	17,430
Pacific Biosciences of California, Inc.	15,494	[a]	129,375
Prothena Corp. PLC	1,800	[a]	86,850

10

Description	Shares		Value ($)
Common Stocks - 94.0% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 14.4% (continued)
Sarepta Therapeutics, Inc.	3,862	[a]	468,152
Twist Bioscience Corp.	6,242	[a]	126,463
Ultragenyx Pharmaceutical, Inc.	1,714	[a]	61,104
Xenon Pharmaceuticals, Inc.	8,251	[a]	281,854
			2,491,356
Semiconductors & Semiconductor Equipment - 3.4%
Power Integrations, Inc.	3,586		273,648
Rambus, Inc.	5,091	[a]	284,027
SkyWater Technology, Inc.	4,931	[a]	29,685
			587,360
Software & Services - 7.6%
DoubleVerify Holdings, Inc.	7,184	[a]	200,793
Everbridge, Inc.	1,037	[a]	23,250
HubSpot, Inc.	1,108	[a]	545,690
JFrog Ltd.	7,978	[a]	202,322
nCino, Inc.	2,140	[a,b]	68,052
Twilio, Inc., Cl. A	4,552	[a]	266,429
			1,306,536
Technology Hardware & Equipment - 2.2%
Calix, Inc.	6,547	[a]	300,114
nLight, Inc.	6,780	[a]	70,512
			370,626
Telecommunication Services - .2%
Bandwidth, Inc., Cl. A	3,759	[a]	42,364
Total Common Stocks (cost $14,470,502)			16,201,169

Private Equity - .9%
Diversified Financials - .2%
Fundbox	6,555	[a,d]	36,315
Food, Beverage & Tobacco - .3%
Supplying Demand, Inc.	5,116	[a,d]	50,495
Pharmaceuticals, Biotechnology & Life Sciences - .2%
Aspen Neuroscience	12,167	[a,d]	28,349
Real Estate - .1%
Roofstock	2,188	[a,d]	18,204
Software & Services - .1%
Locus Robotics	679	[a,d]	27,724
Total Private Equity (cost $270,951)			161,087

11

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 5.8%
Registered Investment Companies - 5.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,007,249)	5.40	1,007,249	[e]	1,007,249

Investment of Cash Collateral for Securities Loaned - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $132,730)	5.40	132,730	[e]	132,730
Total Investments (cost $15,881,432)		101.5%		17,502,235
Liabilities, Less Cash and Receivables		(1.5%)		(260,485)
Net Assets		100.0%		17,241,750

ADR—American Depositary Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At September 30, 2023, the value of the fund’s securities on loan was $742,449 and the value of the collateral was $749,377, consisting of cash collateral of $132,730 and U.S. Government & Agency securities valued at $616,647. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d The fund held Level 3 securities at September 30, 2023. These securities were valued at $161,087 or ..9% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Health Care	26.9
Industrials	14.0
Consumer Discretionary	13.4
Information Technology	13.3
Energy	11.4
Consumer Staples	8.4
Investment Companies	6.6
Financials	3.8
Communication Services	2.3
Materials	.8
Real Estate	.6
101.5

† Based on net assets.

See notes to financial statements.

12

Affiliated Issuers
Description	Value ($) 9/30/2022	Purchases ($)†	Sales ($)	Value ($) 9/30/2023	Dividends/ Distributions ($)
Registered Investment Companies - 5.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 5.8%	2,277,444	18,784,813	(20,055,008)	1,007,249	85,762
Investment of Cash Collateral for Securities Loaned - .8%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .8%	-	2,571,627	(2,438,897)	132,730	1,335	†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	239,849	9,066,678	(9,306,527)	-	4,469	†††
Total - 6.6%	2,517,293	30,423,118	(31,800,432)	1,139,979	91,566

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

13

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $742,449)—Note 1(b):
Unaffiliated issuers	14,741,453	16,362,256
Affiliated issuers	1,139,979	1,139,979
Cash		2,385
Receivable for investment securities sold		80,221
Receivable for shares of Beneficial Interest subscribed		6,011
Dividends and securities lending income receivable		5,852
Prepaid expenses		27,643
		17,624,347
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		3,277
Payable for investment securities purchased		181,798
Liability for securities on loan—Note 1(b)		132,730
Payable for shares of Beneficial Interest redeemed		25,368
Trustees’ fees and expenses payable		191
Other accrued expenses		39,233
		382,597
Net Assets ($)		17,241,750
Composition of Net Assets ($):
Paid-in capital		20,033,717
Total distributable earnings (loss)		(2,791,967)
Net Assets ($)		17,241,750

Net Asset Value Per Share	Class I	Class Y
Net Assets ($)	17,124,806	116,944
Shares Outstanding	533,119	3,629
Net Asset Value Per Share ($)	32.12	32.22

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended September 30, 2023

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	52,573
Affiliated issuers	85,762
Income from securities lending—Note 1(b)	5,804
Total Income	144,139
Expenses:
Management fee—Note 3(a)	174,462
Professional fees	96,185
Shareholder servicing costs—Note 3(b)	45,817
Registration fees	37,558
Chief Compliance Officer fees—Note 3(b)	20,348
Prospectus and shareholders’ reports	13,864
Administration fee—Note 3(a)	13,085
Custodian fees—Note 3(b)	6,353
Trustees’ fees and expenses—Note 3(c)	2,771
Loan commitment fees—Note 2	458
Miscellaneous	33,750
Total Expenses	444,651
Less—reduction in expenses due to undertaking—Note 3(a)	(226,305)
Less—reduction in fees due to earnings credits—Note 3(b)	(749)
Net Expenses	217,597
Net Investment (Loss)	(73,458)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(1,908,659)
Net change in unrealized appreciation (depreciation) on investments	2,417,897
Net Realized and Unrealized Gain (Loss) on Investments	509,238
Net Increase in Net Assets Resulting from Operations	435,780

See notes to financial statements.

15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2023	2022
Operations ($):
Net investment (loss)	(73,458)	(136,777)
Net realized gain (loss) on investments	(1,908,659)	19,078
Net change in unrealized appreciation (depreciation) on investments	2,417,897	(7,210,541)
Net Increase (Decrease) in Net Assets Resulting from Operations	435,780	(7,328,240)
Distributions ($):
Distributions to shareholders:
Class I	-	(4,074,753)
Class Y	-	(11,181)
Total Distributions	-	(4,085,934)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class I	13,822,882	6,660,135
Class Y	147,329	532
Distributions reinvested:
Class I	-	4,007,821
Class Y	-	1,370
Cost of shares redeemed:
Class I	(14,771,349)	(27,662,268)
Class Y	(40,028)	(46,378)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(841,166)	(17,038,788)
Total Increase (Decrease) in Net Assets	(405,386)	(28,452,962)
Net Assets ($):
Beginning of Period	17,647,136	46,100,098
End of Period	17,241,750	17,647,136
Capital Share Transactions (Shares):
Class I
Shares sold	410,560	162,871
Shares issued for distributions reinvested	-	94,147
Shares redeemed	(441,404)	(595,746)
Net Increase (Decrease) in Shares Outstanding	(30,844)	(338,728)
Class Y
Shares sold	4,631	15
Shares issued for distributions reinvested	-	32
Shares redeemed	(1,259)	(1,405)
Net Increase (Decrease) in Shares Outstanding	3,372	(1,358)

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Class I Shares	Year Ended September 30,
	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	31.28	50.98	43.47	28.46	35.83
Investment Operations:
Net investment (loss)[a]	(.11)	(.22)	(.35)	(.28)	(.20)
Net realized and unrealized gain (loss) on investments	.95	(12.56)	10.03	15.29	(2.91)
Total from Investment Operations	.84	(12.78)	9.68	15.01	(3.11)
Distributions:
Dividends from net realized gain on investments	-	(6.92)	(2.17)	-	(4.26)
Net asset value, end of period	32.12	31.28	50.98	43.47	28.46
Total Return (%)	2.68	(28.67)	22.58	52.74	(7.64)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.04	1.81	1.57	2.65	3.47
Ratio of net expenses to average net assets	1.00	1.00	1.00	1.00	1.00
Ratio of net investment (loss) to average net assets	(.34)	(.56)	(.68)	(.79)	(.66)
Portfolio Turnover Rate	65.43	24.58	33.01	74.21	90.11
Net Assets, end of period ($ x 1,000)	17,125	17,639	46,018	17,099	7,014

a Based on average shares outstanding.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Class Y Shares	Year Ended September 30,
	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	31.37	51.11	43.58	28.54	35.89
Investment Operations:
Net investment (loss)[a]	(.14)	(.27)	(.36)	(.27)	(.19)
Net realized and unrealized gain (loss) on investments	.99	(12.55)	10.06	15.31	(2.90)
Total from Investment Operations	.85	(12.82)	9.70	15.04	(3.09)
Distributions:
Dividends from net realized gain on investments	-	(6.92)	(2.17)	-	(4.26)
Net asset value, end of period	32.22	31.37	51.11	43.58	28.54
Total Return (%)	2.71	(28.67)	22.57	52.70	(7.57)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.83	1.77	1.48	2.64	3.45
Ratio of net expenses to average net assets	1.00	1.00	1.00	1.00	1.00
Ratio of net investment (loss) to average net assets	(.42)	(.65)	(.68)	(.77)	(.59)
Portfolio Turnover Rate	65.43	24.58	33.01	74.21	90.11
Net Assets, end of period ($ x 1,000)	117	8	83	65	55

a Based on average shares outstanding.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Small Cap Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

Effective March 31, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (“NIM”), to enable NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of the Sub-Adviser and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978. NIM is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class I and Class Y. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or contingent deferred sales charge. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses

19

NOTES TO FINANCIAL STATEMENTS (continued)

on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

20

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures

21

NOTES TO FINANCIAL STATEMENTS (continued)

approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investment in private equity securities will be fair valued by the Board in accordance with valuation procedures approved by the Board. Those portfolio valuations will be based on unobservable inputs and certain assumptions about how market participants would price the instrument. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private companies are inherently uncertain. The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realized upon the disposal of such investments. These securities are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	16,201,169	-	-	16,201,169
Equity Securities - Private Equity	-	-	161,087	161,087
Investment Companies	1,139,979	-	-	1,139,979

† See Statement of Investments for additional detailed categorizations, if any.

22

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities-Private Equity ($)
Balance as of 9/30/2022†	97,365
Purchases/Issuances	78,594
Sales/Dispositions	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	(14,872)
Transfers into Level 3	-
Transfers out of Level 3	-
Balances as of 9/30/2023†	161,087
The amount of total realized gains (loss) for the period included in earnings attributable to the change in unrealized appreciation (depreciation) relating to investments still held at 9/30/2023	(14,872)

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

†† The transfer out of Level 3 for the current period was due to the resumption of trading of a security.

The following table summarizes the significant unobservable inputs the fund used to value its investment categorized within Level 3 as of September 30, 2023. In addition to the techniques and inputs noted in the table below, according to the fund’s valuation policy, other valuation techniques and methodologies when determining the fund’s fair value measurements may be used. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they are to the fund’s determination of fair values.

Asset Category- Issuer Name	Value ($)	Valuation Techniques/ Methodologies	Unobservable Inputs	Range
				Low	High
Private Equity:
Fundbox	36,315	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	0.7x	7.1x
Supplying Demand, Inc.	50,495	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	2.9x	10.5x
Aspen Neuroscience	28,349	Benchmark to Public Peers	Return of Public Peer Group	-86.0%	153.4%
Roofstock	18,204	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	0.2x	11.1x
Locus Robotics	27,724	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	1.5x	5.3x

23

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2023, BNY Mellon earned $790 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different

24

country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2023, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $3,835,456 and unrealized appreciation $1,113,156. In addition, the fund had $69,667 of late year ordinary losses deferred for tax purposes to the first day of the following fiscal year.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2023. The fund has $1,755,002 of

25

NOTES TO FINANCIAL STATEMENTS (continued)

short-term capital losses and $2,080,454 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended September 30, 2023 and September 30, 2022 were as follows: ordinary income $0 and $100,348, and long-term capital gains $0 and $3,985,586, respectively.

During the period ended September 30, 2023, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased total distributable earnings (loss) by $88,936 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended September 30, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the management fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from October 1, 2022 through February 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding taxes, interest expense, brokerage commissions, commitment fees on

26

borrowings and extraordinary expenses) exceed 1.00% of the value of the fund’s average daily net assets. On or after February 1, 2024, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $226,305 during the period ended September 30, 2023.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .384% of the value of the fund’s average daily net assets.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’s costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $13,085 during the period ended September 30, 2023.

(b) The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

27

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2023, the fund was charged $2,312 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $749.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2023, the fund was charged $6,353 pursuant to the custody agreement.

During the period ended September 30, 2023, the fund was charged $20,348 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $12,252, administration fee of $919, Custodian fees of $4,000, Chief Compliance Officer fees of $5,041 and Transfer Agent fees of $391, which are offset against an expense reimbursement currently in effect in the amount of $19,326.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2023, amounted to $13,448,455 and $12,946,341, respectively.

At September 30, 2023, the cost of investments for federal income tax purposes was $16,389,079; accordingly, accumulated net unrealized appreciation on investments was $1,113,156, consisting of $3,279,649 gross unrealized appreciation and $2,166,493 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees of
BNY Mellon Investment Funds I:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Small Cap Growth Fund (the Fund), a series of BNY Mellon Investment Funds I, including the statement of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2023, by correspondence with custodians. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
November 22, 2023

29

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

30

BOARD MEMBERS INFORMATION (Unaudited)
Independent Board Members

Joseph S. DiMartino (79)
Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Francine J. Bovich (72)
Board Member (2011)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 47

———————

Andrew J. Donohue (73)
Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP, a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 40

———————

31

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Kenneth A. Himmel (77)
Board Member (2008)

Principal Occupation During Past 5 Years:

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

• Gulf Related, an international real estate development company, Managing Partner (2010-December 2020)

No. of Portfolios for which Board Member Serves: 18

———————

Bradley Skapyak (64)
Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of The Dreyfus Corporation (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of The Dreyfus Transfer Agent, Inc. (2011-2019)

• Senior Vice President of The Bank of New York Mellon (2007-2019)

No. of Portfolios for which Board Member Serves: 18

———————

Roslyn M. Watson (73)
Board Member (2008)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 40

———————

32

Benaree Pratt Wiley (77)
Board Member (2008)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 57

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

33

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since December 2008.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since December 2008 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Adviser since June 2022.

34

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

35

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36

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For More Information

BNY Mellon Small Cap Growth Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC

BNY Mellon Center
201 Washington Street
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class I: SSETX Class Y: SSYGX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 6941AR0923

BNY Mellon Small Cap Value Fund

ANNUAL REPORT September 30, 2023

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2022, through September 30, 2023, as provided by Portfolio Managers Joseph M. Corrado, CFA and Andrew Leger of Newton Investment Management of North America LLC, sub-adviser.

Market and Fund Performance Overview

For the 12-month period ended September 30, 2023, BNY Mellon Small Cap Value Fund (the “fund”) produced a total return of 5.93% for Class A shares, 5.02% for Class C shares, 6.27% for Class I shares and 6.32% for Class Y shares.1 In comparison, the fund’s benchmark, the Russell 2000® Value Index (the “Index”), posted a total return of 7.84% for the same period.2

Equities gained ground during the period amid positive economic growth and decelerating inflationary pressure. The fund underperformed the Index primarily due to relatively weak returns in the financials, information technology, consumer discretionary and consumer durables sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap U.S. companies—i.e., those with market capitalizations that are equal to or less than the total market capitalization of the largest company in the Index.

We use fundamental research and qualitative analysis to select stocks from among portfolio candidates. We look for companies with strong competitive positions, high-quality management and financial strength.

We use a variety of screening methods to identify small-cap companies that might be attractive investments. Once attractive investments have been identified, we use a consistent, three-step, fundamental research process to evaluate the stocks. The first step is valuation—to identify small-cap companies that are considered to be attractively priced relative to their earnings potential. Second, fundamentals—to verify the strength of the underlying business position. Third, catalyst—to identify a specific event that has the potential to cause the stocks to appreciate in value.

We primarily focus on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that we believe are undervalued relative to expected business growth.

Equities Rebound on Positive Macroeconomic Trends

Small-cap value equities delivered positive returns in the last quarter of 2022, as market sentiment focused on the underlying strength of the U.S. economy, with gross domestic product (“GDP”) averaging 2% growth on an annualized basis. As the period began, inflation averaged 7.7% annually, down from the 9.1% peak set in June 2022 but well above the U.S. Federal Reserve’s (the “Fed”) target of 2%. The federal funds rate, set by the Fed, stood at a range of 3.00%–3.25%, up from near zero eight months earlier. By December 2022, inflation had declined to 6.45%, while the federal funds rate had increased to 4.25%–4.50%.

2

Investors maintained a risk-on mindset in early 2023, as inflation steadily decreased in response to rising rates, while economic growth remained positive. In early March, signs of stress emerged within the U.S. banking sector. Nevertheless, following rapid action by U.S. authorities to bolster banks, equities soon regained their upward momentum. Market strength was led by mega-cap technology-related names, bolstered by investors’ enthusiasm regarding artificial intelligence (“AI”). More broadly, markets began to price in the increasing likelihood of a “soft landing,” in which the Fed brings inflation under control without inciting a major recession. However, equity markets lost momentum over the summer as inflation proved stickier than previous hoped, raising the prospect that interest rates would likely stay “higher for longer,” in Fed parlance.

A Few Sectors Undermine Relative Performance

The fund’s performance relative to the Index suffered most significantly due to disappointing selection in the financials, information technology, consumer discretionary and consumer durables sectors. Among financials, regional bank Silvergate Capital Corp. fell victim to the banking sector crisis in March 2023. Although the fund sold its position prior to the company’s liquidation, it nonetheless remained one of most significant detractors from relative returns. A few other holdings, including First Interstate BancSystem, Inc. and Columbia Banking System, Inc., also suffered in the constrained lending environment that prevailed in the wake of the crisis. In response, the fund trimmed the number of bank holdings in the portfolio to focus on our highest-conviction investments. In information technology, overweight sector exposure bolstered returns, but disappointing selection proved more material to relative performance. In particular, the fund held several communication services stocks, such as ADTRAN Holdings, Inc. and Lumentum Holdings Inc., which we believed were well positioned for an uptick in spending on rural broadband communications; however, the holdings came under pressure when some of the companies’ customers drew down inventory, delaying purchases. In the semiconductor space, shares in MaxLinear, Inc. lost ground due to developments in a planned merger. Among consumer discretionary holdings, pop culture products company Funko faced logistics and distribution problems related to the deployment of a new accounting system. In consumer durables, the fund underperformed due to a lack of automobile retailing exposure and underweight exposure to housing. Finally, although underweight exposure to biotechnology holdings significantly boosted relative performance in health care, some non-biotech holdings, such as pharmacy management company Omnicell, Inc. and medical device company Embecta Corp., declined due to industry- and company-specific headwinds.

On the positive side, overweight exposure to industrials enhanced relative returns, particularly in the areas of construction and engineering, professional services, aerospace & defense and oilfield services. Top-performing names included Fluor Corp., EMCOR Group, Inc., KBR, Inc., Huron Consulting Group Inc., BWX Technologies, Inc., Aerojet Rocketdyne, AeroVironment, Inc. and Flowserve Corp. In health care, as mentioned above, the positive impact of underweight exposure to unprofitable biotechnology companies more than made up for the underperformance of holdings in other health care areas. In materials, three notably strong-performing holdings bolstered returns: aerospace metal parts fabricator Carpenter Technology Corp., metal parts maker for electric vehicles and other industries Materion Corp., and gold miner Alamos Gold Inc. Lastly, in consumer staples, underweight sector exposure and a few well-timed trades mildly enhanced relative returns.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Trimming Vulnerable Names While Seeking Attractive Opportunities

Although economic data remains largely resilient, it remains unknown what the effect of recent monetary policy tightening may have on the wider economy from here. If, as currently expected, inflation prompts the Fed to keep rates elevated for a prolonged period, thereby increasing the cost of capital, valuations of all asset classes are likely to face challenges. In addition, consumer debt continues to mount as pandemic-era accommodations expire, and increasing levels of government disfunction amplify the likelihood of short-term market volatility. On the other hand, positive structural demand trends remain in place, and economic growth remains remarkably strong despite tight Fed monetary policy and other macroeconomic headwinds.

Given the uncertain economic environment, we have adopted a guarded approach to positioning the fund, emphasizing investments in high-quality companies with strong balance sheets and relatively short-duration cash flows. As of September 30, 2023, the fund held overweight exposure relative to the Index in the industrials and, to a lesser degree, consumer discretionary sectors. While the fund held relatively equal-weight exposure to health care, most holdings remained focused on non-biotechnology areas. Conversely, the fund maintained underweight exposure to interest-rate sensitive areas, such as banks, real estate and mortgages. The fund also held mildly underweight exposure to energy, largely due to the sector’s increased size in the Index as of the benchmark’s most recent rebalancing; however, we view the energy sector’s prospects favorably and, as of the end of the reporting period, were actively increasing the fund’s position, particularly among oil & gas exploration & production companies.

October 16, 2023

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2000®Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small companies carry additional risks because their earnings and revenues tend to be less predictable and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Small Cap Value Fund with a hypothetical investment of $10,000 made in the Russell 2000® Value Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class A shares and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 8/1/16 (the inception date for Class A shares and Class C shares), adjusted to reflect the applicable sales load for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares and Class I shares of the BNY Mellon Small Cap Value Fund on 9/30/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of $1,000,000 investment in Class Y shares of BNY Mellon Small Cap Value Fund with a hypothetical investment of $1,000,000 in the Russell 2000® Value Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 8/1/16 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of the BNY Mellon Small Cap Value Fund on 9/30/13 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/2023
	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	8/1/16	-.15%	2.22%	5.91%††
without sales charge	8/1/16	5.93%	3.43%	6.53%††
Class C shares
with applicable redemption charge †	8/1/16	4.06%	2.56%	5.88%††
without redemption	8/1/16	5.02%	2.56%	5.88%††
Class I shares	2/1/00	6.27%	3.76%	6.78%
Class Y shares	8/1/16	6.32%	3.82%	6.81%††
Russell 2000® Value Index		7.84%	2.59%	6.19%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class A shares and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 8/1/16 (the inception date for Class A shares and Class C shares), adjusted to reflect the applicable sales load for Class A shares.

The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 8/1/16 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com or the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Small Cap Value Fund from April 1, 2023 to September 30, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended September 30, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.84	$11.22	$5.20	$5.06
Ending value (after expenses)	$975.90	$971.20	$977.20	$977.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended September 30, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.98	$11.46	$5.32	$5.17
Ending value (after expenses)	$1,018.15	$1,013.69	$1,019.80	$1,019.95
†

Expenses are equal to the fund’s annualized expense ratio of 1.38% for Class A, 2.27% for Class C, 1.05% for Class I and 1.02% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
September 30, 2023

Description	Shares		Value ($)
Common Stocks - 98.4%
Automobiles & Components - .6%
Gentherm, Inc.	16,721	[a]	907,281
Banks - 11.4%
Banner Corp.	19,019		806,025
Capstar Financial Holdings, Inc.	23,546		334,118
Central Pacific Financial Corp.	25,837		430,961
Columbia Banking System, Inc.	104,513		2,121,614
CVB Financial Corp.	7,221		119,652
First Bancorp	17,034		479,337
First Hawaiian, Inc.	9,518		171,800
First Interstate BancSystem, Inc., Cl. A	32,482		810,101
Heritage Commerce Corp.	67,058		567,981
Heritage Financial Corp.	31,573		514,956
National Bank Holdings Corp., Cl. A	40,829		1,215,071
Seacoast Banking Corp. of Florida	66,457		1,459,396
SouthState Corp.	17,113		1,152,732
Texas Capital Bancshares, Inc.	42,338	[a]	2,493,708
UMB Financial Corp.	28,393		1,761,786
United Community Banks, Inc.	70,022		1,779,259
Webster Financial Corp.	53,231		2,145,742
			18,364,239
Capital Goods - 13.4%
AeroVironment, Inc.	9,317	[a]	1,039,125
Astec Industries, Inc.	16,751		789,140
Boise Cascade Co.	10,485		1,080,374
BWX Technologies, Inc.	37,261		2,793,830
Dycom Industries, Inc.	8,933	[a]	795,037
EMCOR Group, Inc.	10,670		2,244,861
EnerSys	10,170		962,794
EnPro Industries, Inc.	6,570		796,218
Flowserve Corp.	41,374		1,645,444
Fluor Corp.	58,409	[a]	2,143,610
GrafTech International Ltd.	150,689		577,139
Granite Construction, Inc.	29,702		1,129,270
Hyster-Yale Materials Handling, Inc.	7,854		350,131
Kratos Defense & Security Solutions, Inc.	43,957	[a]	660,234
MDU Resources Group, Inc.	69,021		1,351,431
MSC Industrial Direct Co., Inc., Cl. A	11,271		1,106,249
Proto Labs, Inc.	17,721	[a]	467,834
Spirit AeroSystems Holdings, Inc., Cl. A	40,612		655,478
The AZEK Company, Inc.	26,239	[a]	780,348

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.4% (continued)
Capital Goods - 13.4% (continued)
Zurn Elkay Water Solutions Corp.	7,919		221,890
			21,590,437
Commercial & Professional Services - 3.4%
CSG Systems International, Inc.	29,692		1,517,855
KBR, Inc.	43,226		2,547,740
Korn Ferry	30,799		1,461,105
			5,526,700
Consumer Discretionary Distribution - 3.7%
American Eagle Outfitters, Inc.	94,757		1,573,914
Citi Trends, Inc.	38,143	[a]	847,537
Designer Brands, Inc., Cl. A	68,847		871,603
Ollie's Bargain Outlet Holdings, Inc.	16,371	[a]	1,263,514
Urban Outfitters, Inc.	44,798	[a]	1,464,447
			6,021,015
Consumer Durables & Apparel - 2.8%
Capri Holdings Ltd.	28,843	[a]	1,517,430
Carter's, Inc.	16,232		1,122,443
GoPro, Inc., Cl. A	95,603	[a]	300,193
Meritage Homes Corp.	5,036		616,356
Skechers USA, Inc., Cl. A	5,019	[a]	245,680
The Lovesac Company	8,934	[a]	177,965
Toll Brothers, Inc.	7,639		564,980
			4,545,047
Consumer Services - 1.8%
Chuy's Holdings, Inc.	15,220	[a]	541,528
Genius Sports Ltd.	326,329	[a]	1,739,334
The Cheesecake Factory, Inc.	17,858		541,097
			2,821,959
Energy - 9.5%
Antero Resources Corp.	46,150	[a]	1,171,287
Cactus, Inc., Cl. A	21,231		1,066,008
California Resources Corp.	9,739		545,481
ChampionX Corp.	31,707		1,129,403
Chesapeake Energy Corp.	31,701	[b]	2,733,577
Dril-Quip, Inc.	42,051	[a]	1,184,577
Expro Group Holdings NV	19,803	[a]	460,024
Frontline PLC	46,653		876,143
Northern Oil & Gas, Inc.	57,633		2,318,576
PBF Energy, Inc., Cl. A	37,266		1,994,849
Viper Energy Partners LP	61,895		1,725,633
			15,205,558
Equity Real Estate Investment - 6.5%
Agree Realty Corp.	28,306	[c]	1,563,623

10

Description	Shares		Value ($)
Common Stocks - 98.4% (continued)
Equity Real Estate Investment - 6.5% (continued)
EPR Properties	20,935	[c]	869,640
Equity Commonwealth	48,929	[c]	898,826
Highwoods Properties, Inc.	41,383	[c]	852,904
Pebblebrook Hotel Trust	40,734	[b,c]	553,576
Physicians Realty Trust	127,341	[c]	1,552,287
Potlatchdeltic Corp.	29,945	[c]	1,359,204
Rayonier, Inc.	25,583	[c]	728,092
STAG Industrial, Inc.	38,007	[c]	1,311,622
Urban Edge Properties	52,025	[c]	793,901
			10,483,675
Financial Services - 7.5%
Bread Financial Holdings, Inc.	36,509		1,248,608
Cannae Holdings, Inc.	68,882	[a]	1,283,960
Cohen & Steers, Inc.	10,903		683,509
Essent Group Ltd.	54,614		2,582,696
Federated Hermes, Inc.	38,797		1,314,054
PRA Group, Inc.	60,141	[a]	1,155,309
PROG Holdings, Inc.	45,682	[a]	1,517,099
StepStone Group, Inc., Cl. A	42,668		1,347,455
WisdomTree, Inc.	121,422		849,954
			11,982,644
Food, Beverage & Tobacco - 1.5%
Fresh Del Monte Produce, Inc.	52,917		1,367,375
The Boston Beer Company, Inc., Cl. A	2,653	[a]	1,033,423
			2,400,798
Health Care Equipment & Services - 7.8%
Acadia Healthcare Co., Inc.	21,918	[a]	1,541,055
CONMED Corp.	2,059		207,650
Embecta Corp.	50,576		761,169
Encompass Health Corp.	44,393		2,981,434
Evolent Health, Inc., Cl. A	50,956	[a]	1,387,532
Globus Medical, Inc., Cl. A	23,946	[a]	1,188,919
Health Catalyst, Inc.	56,986	[a]	576,698
Merit Medical Systems, Inc.	12,935	[a]	892,774
ModivCare, Inc.	8,103	[a]	255,326
Omnicell, Inc.	29,718	[a]	1,338,499
R1 RCM, Inc.	87,906	[a]	1,324,743
			12,455,799
Insurance - 1.5%
Selective Insurance Group, Inc.	23,200		2,393,544
Materials - 7.7%
Alamos Gold, Inc., Cl. A	156,347		1,765,158
Carpenter Technology Corp.	23,988		1,612,233

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.4% (continued)
Materials - 7.7% (continued)
Constellium SE	62,368	[a]	1,135,098
Hecla Mining Co.	261,706		1,023,270
Knife River Corp.	22,032	[a]	1,075,823
Largo, Inc.	85,066	[a]	240,737
Materion Corp.	16,982		1,730,636
MP Materials Corp.	39,619	[a,b]	756,723
Royal Gold, Inc.	3,759		399,694
Schnitzer Steel Industries, Inc., Cl. A	40,712		1,133,829
The Chemours Company	41,152		1,154,314
Tronox Holdings PLC	23,911		321,364
			12,348,879
Media & Entertainment - 4.5%
John Wiley & Sons, Inc., Cl. A	25,890		962,331
Lions Gate Entertainment Corp., Cl. A	117,570	[a]	996,994
Lions Gate Entertainment Corp., Cl. B	127,809	[a]	1,005,857
Scholastic Corp.	24,097		919,060
Shutterstock, Inc.	18,125		689,656
TEGNA, Inc.	88,771		1,293,393
Ziff Davis, Inc.	20,207	[a]	1,286,984
			7,154,275
Pharmaceuticals, Biotechnology & Life Sciences - .5%
Alkermes PLC	31,347	[a]	878,029
Real Estate Management & Development - .1%
Newmark Group, Inc., Cl. A	19,313		124,183
Semiconductors & Semiconductor Equipment - 1.9%
MaxLinear, Inc.	35,837	[a]	797,373
MKS Instruments, Inc.	16,661		1,441,843
Synaptics, Inc.	8,621	[a]	771,062
			3,010,278
Software & Services - 1.2%
Progress Software Corp.	18,419		968,471
Zuora, Inc., Cl. A	125,067	[a]	1,030,552
			1,999,023
Technology Hardware & Equipment - 5.3%
ADTRAN Holdings, Inc.	85,825		706,340
Belden, Inc.	11,944		1,153,193
Corsair Gaming, Inc.	84,474	[a]	1,227,407
Itron, Inc.	21,084	[a]	1,277,269
Knowles Corp.	81,983	[a]	1,214,168
Lumentum Holdings, Inc.	24,133	[a]	1,090,329
nLight, Inc.	125,014	[a]	1,300,146
Plexus Corp.	5,256	[a]	488,703
			8,457,555

12

Description		Shares		Value ($)
Common Stocks - 98.4% (continued)
Transportation - 1.6%
Alaska Air Group, Inc.		34,952	[a]	1,296,020
SkyWest, Inc.		10,384	[a]	435,505
Werner Enterprises, Inc.		22,979		895,032
				2,626,557
Utilities - 4.2%
Avista Corp.		24,069		779,114
Chesapeake Utilities Corp.		13,542		1,323,730
NorthWestern Energy Group, Inc.		30,366		1,459,390
PNM Resources, Inc.		9,449		421,520
Portland General Electric Co.		39,202		1,586,897
Southwest Gas Holdings, Inc.		19,640		1,186,452
				6,757,103
Total Common Stocks (cost $148,285,217)				158,054,578
	1-Day Yield (%)
Investment Companies - 2.2%
Registered Investment Companies - 2.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $3,611,581)	5.40	3,611,581	[d]	3,611,581
Total Investments (cost $151,896,798)		100.6%		161,666,159
Liabilities, Less Cash and Receivables		(.6%)		(1,014,708)
Net Assets		100.0%		160,651,451

a Non-income producing security.

b Security, or portion thereof, on loan. At September 30, 2023, the value of the fund’s securities on loan was $4,003,327 and the value of the collateral was $4,122,177, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

13

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Financials	20.4
Industrials	18.5
Energy	9.5
Consumer Discretionary	8.9
Information Technology	8.4
Health Care	8.3
Materials	7.7
Real Estate	6.6
Communication Services	4.4
Utilities	4.2
Investment Companies	2.2
Consumer Staples	1.5
100.6

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 9/30/2022	Purchases ($)†	Sales ($)	Value ($) 9/30/2023	Dividends/ Distributions ($)
Registered Investment Companies - 2.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 2.2%	804,188	32,191,871	(29,384,478)	3,611,581	109,154
Investment of Cash Collateral for Securities Loaned - .0%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .0%	-	2,415,430	(2,415,430)	-	3,233	†††

14

Affiliated Issuers (continued)
Description	Value ($) 9/30/2022	Purchases ($)†	Sales ($)	Value ($) 9/30/2023	Dividends/ Distributions ($)
Investment of Cash Collateral for Securities Loaned - .0%†† (continued)
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	756,229	21,099,621	(21,855,850)	-	14,169	†††
Total - 2.2%	1,560,417	55,706,922	(53,655,758)	3,611,581	126,556

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

15

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,003,327)—Note 1(c):
Unaffiliated issuers	148,285,217	158,054,578
Affiliated issuers	3,611,581	3,611,581
Receivable for investment securities sold		492,327
Dividends and securities lending income receivable		158,843
Receivable for shares of Beneficial Interest subscribed		19,442
Tax reclaim receivable—Note 1(b)		1,113
Prepaid expenses		46,647
		162,384,531
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		132,876
Payable for investment securities purchased		1,525,205
Payable for shares of Beneficial Interest redeemed		35,716
Trustees’ fees and expenses payable		1,264
Other accrued expenses		38,019
		1,733,080
Net Assets ($)		160,651,451
Composition of Net Assets ($):
Paid-in capital		143,602,789
Total distributable earnings (loss)		17,048,662
Net Assets ($)		160,651,451

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	19,277,219	588,184	94,644,460	46,141,588
Shares Outstanding	1,033,741	33,592	5,018,447	2,425,936
Net Asset Value Per Share ($)	18.65	17.51	18.86	19.02

See notes to financial statements.

16

STATEMENT OF OPERATIONS
Year Ended September 30, 2023

Investment Income ($):
Income:
Cash dividends (net of $2,371 foreign taxes withheld at source):
Unaffiliated issuers	3,459,148
Affiliated issuers	109,154
Income from securities lending—Note 1(c)	17,402
Interest	440
Total Income	3,586,144
Expenses:
Management fee—Note 3(a)	1,380,246
Shareholder servicing costs—Note 3(c)	123,226
Administration fee—Note 3(a)	103,518
Professional fees	95,630
Registration fees	63,736
Trustees’ fees and expenses—Note 3(d)	22,221
Prospectus and shareholders’ reports	20,577
Chief Compliance Officer fees—Note 3(c)	19,983
Custodian fees—Note 3(c)	7,726
Distribution fees—Note 3(b)	5,906
Loan commitment fees—Note 2	3,428
Miscellaneous	23,687
Total Expenses	1,869,884
Less—reduction in fees due to earnings credits—Note 3(c)	(9,425)
Net Expenses	1,860,459
Net Investment Income	1,725,685
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	6,634,635
Net change in unrealized appreciation (depreciation) on investments	2,306,794
Net Realized and Unrealized Gain (Loss) on Investments	8,941,429
Net Increase in Net Assets Resulting from Operations	10,667,114

See notes to financial statements.

17

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2023	2022
Operations ($):
Net investment income	1,725,685	1,379,838
Net realized gain (loss) on investments	6,634,635	14,881,937
Net change in unrealized appreciation (depreciation) on investments	2,306,794	(37,354,300)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,667,114	(21,092,525)
Distributions ($):
Distributions to shareholders:
Class A	(1,760,095)	(3,055,774)
Class C	(77,492)	(123,731)
Class I	(8,969,237)	(13,888,818)
Class Y	(3,704,178)	(5,665,251)
Total Distributions	(14,511,002)	(22,733,574)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	475,999	479,442
Class C	44,074	39,792
Class I	10,772,185	18,566,202
Class Y	9,649,640	5,315,262
Distributions reinvested:
Class A	1,684,120	2,923,635
Class C	77,492	123,730
Class I	8,492,671	13,070,731
Class Y	3,703,406	5,663,949
Cost of shares redeemed:
Class A	(2,613,978)	(3,608,094)
Class C	(362,714)	(82,095)
Class I	(22,480,728)	(20,420,963)
Class Y	(7,798,416)	(7,068,110)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	1,643,751	15,003,481
Total Increase (Decrease) in Net Assets	(2,200,137)	(28,822,618)
Net Assets ($):
Beginning of Period	162,851,588	191,674,206
End of Period	160,651,451	162,851,588

18

	Year Ended September 30,
	2023	2022
Capital Share Transactions (Shares):
Class Aa
Shares sold	23,846	22,180
Shares issued for distributions reinvested	89,868	135,228
Shares redeemed	(132,564)	(165,785)
Net Increase (Decrease) in Shares Outstanding	(18,850)	(8,377)
Class C
Shares sold	2,477	1,648
Shares issued for distributions reinvested	4,373	5,974
Shares redeemed	(19,815)	(3,631)
Net Increase (Decrease) in Shares Outstanding	(12,965)	3,991
Class Ia
Shares sold	543,827	813,487
Shares issued for distributions reinvested	449,110	600,126
Shares redeemed	(1,149,303)	(922,088)
Net Increase (Decrease) in Shares Outstanding	(156,366)	491,525
Class Y
Shares sold	505,066	231,000
Shares issued for distributions reinvested	194,302	258,157
Shares redeemed	(396,383)	(311,295)
Net Increase (Decrease) in Shares Outstanding	302,985	177,862

[a]	During the period ended September 30, 2022, 1,617 Class A shares representing $34,559 were exchanged for 1,603 Class I shares.
See notes to financial statements.

19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	19.20	24.59	15.58	20.11	24.49
Investment Operations:
Net investment income[a]	.14	.10	.05	.10	.10
Net realized and unrealized gain (loss) on investments	1.01	(2.58)	9.06	(3.01)	(1.71)
Total from Investment Operations	1.15	(2.48)	9.11	(2.91)	(1.61)
Distributions:
Dividends from net investment income	-	-	(.10)	(.10)	(.03)
Dividends from net realized gain on investments	(1.70)	(2.91)	-	(1.52)	(2.74)
Total Distributions	(1.70)	(2.91)	(.10)	(1.62)	(2.77)
Net asset value, end of period	18.65	19.20	24.59	15.58	20.11
Total Return (%)[b]	5.93	(11.39)	58.62	(16.27)	(5.05)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.37	1.35	1.34	1.42	1.31
Ratio of net expenses to average net assets	1.37	1.35	1.34	1.42	1.31
Ratio of net investment income to average net assets	.71	.44	.22	.55	.49
Portfolio Turnover Rate	43.28	48.99	54.45	79.73	69.41
Net Assets, end of period ($ x 1,000)	19,277	20,205	26,092	18,379	25,664

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

20

	Year Ended September 30,
Class C Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	18.27	23.72	15.08	19.58	24.07
Investment Operations:
Net investment (loss)[a]	(.03)	(.08)	(.13)	(.06)	(.06)
Net realized and unrealized gain (loss) on investments	.97	(2.46)	8.77	(2.92)	(1.69)
Total from Investment Operations	.94	(2.54)	8.64	(2.98)	(1.75)
Distributions:
Dividends from net realized gain on investments	(1.70)	(2.91)	-	(1.52)	(2.74)
Net asset value, end of period	17.51	18.27	23.72	15.08	19.58
Total Return (%)[b]	5.02	(12.14)	57.29	(17.04)	(5.76)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.23	2.18	2.19	2.31	2.08
Ratio of net expenses to average net assets	2.23	2.18	2.19	2.31	2.08
Ratio of net investment (loss) to average net assets	(.16)	(.38)	(.61)	(.36)	(.30)
Portfolio Turnover Rate	43.28	48.99	54.45	79.73	69.41
Net Assets, end of period ($ x 1,000)	588	851	1,010	950	1,815

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class I Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	19.39	24.78	15.69	20.23	24.64
Investment Operations:
Net investment income[a]	.21	.17	.12	.16	.15
Net realized and unrealized gain (loss) on investments	1.01	(2.61)	9.13	(3.02)	(1.72)
Total from Investment Operations	1.22	(2.44)	9.25	(2.86)	(1.57)
Distributions:
Dividends from net investment income	(.05)	(.04)	(.16)	(.16)	(.10)
Dividends from net realized gain on investments	(1.70)	(2.91)	-	(1.52)	(2.74)
Total Distributions	(1.75)	(2.95)	(.16)	(1.68)	(2.84)
Net asset value, end of period	18.86	19.39	24.78	15.69	20.23
Total Return (%)	6.27	(11.13)	59.18	(16.03)	(4.72)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05	1.03	1.03	1.07	1.02
Ratio of net expenses to average net assets	1.04	1.03	1.03	1.07	1.02
Ratio of net investment income to average net assets	1.04	.76	.53	.92	.75
Portfolio Turnover Rate	43.28	48.99	54.45	79.73	69.41
Net Assets, end of period ($ x 1,000)	94,644	100,316	116,039	90,017	120,937

a Based on average shares outstanding.

See notes to financial statements.

22

	Year Ended September 30,
Class Y Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	19.54	24.95	15.80	20.36	24.74
Investment Operations:
Net investment income[a]	.21	.18	.13	.17	.23
Net realized and unrealized gain (loss) on investments	1.03	(2.63)	9.19	(3.04)	(1.79)
Total from Investment Operations	1.24	(2.45)	9.32	(2.87)	(1.56)
Distributions:
Dividends from net investment income	(.06)	(.05)	(.17)	(.17)	(.08)
Dividends from net realized gain on investments	(1.70)	(2.91)	-	(1.52)	(2.74)
Total Distributions	(1.76)	(2.96)	(.17)	(1.69)	(2.82)
Net asset value, end of period	19.02	19.54	24.95	15.80	20.36
Total Return (%)	6.32	(11.09)	59.22	(15.94)	(4.67)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01	.99	1.00	1.01	1.01
Ratio of net expenses to average net assets	1.01	.99	1.00	1.00	1.00
Ratio of net investment income to average net assets	1.06	.80	.56	.97	1.23
Portfolio Turnover Rate	43.28	48.99	54.45	79.73	69.41
Net Assets, end of period ($ x 1,000)	46,142	41,480	48,534	31,990	45,631

a Based on average shares outstanding.

See notes to financial statements.

23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Small Cap Value Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

Effective March 31, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (“NIM”), to enable NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of the Sub-Adviser and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978. NIM is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such

24

institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.

25

NOTES TO FINANCIAL STATEMENTS (continued)

GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American

26

Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	158,054,578	-	-	158,054,578
Investment Companies	3,611,581	-	-	3,611,581

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of September 30, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

27

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2023, BNY Mellon earned $2,371 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country,

28

region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2023, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,409,980, undistributed capital gains $6,472,482 and unrealized appreciation $9,166,200.

The tax character of distributions paid to shareholders during the fiscal years ended September 30, 2023 and September 30, 2022 were as follows: ordinary income $400,284 and $7,796,718, and long-term capital gains $14,110,718 and $14,936,856, respectively.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended September 30, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .384% of the value of the fund’s average daily net assets.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has

30

contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’s costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $103,518 during the period ended September 30, 2023.

During the period ended September 30, 2023, the Distributor retained $583 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended September 30, 2023, Class C shares were charged $5,906 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2023, Class A and Class C shares were charged $52,864 and $1,969, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For

31

NOTES TO FINANCIAL STATEMENTS (continued)

financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2023, the fund was charged $13,848 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $9,425.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2023, the fund was charged $7,726 pursuant to the custody agreement.

During the period ended September 30, 2023, the fund was charged $19,983 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $108,192, Administration fee of $8,114, Distribution Plan fees of $372, Shareholder Services Plan fees of $4,206, Custodian fees of $5,000, Chief Compliance Officer fees of $4,870 and Transfer Agent fees of $2,122.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2023, amounted to $73,830,626 and $86,258,210, respectively.

32

At September 30, 2023, the cost of investments for federal income tax purposes was $152,499,959; accordingly, accumulated net unrealized appreciation on investments was $9,166,200, consisting of $29,761,295 gross unrealized appreciation and $20,595,095 gross unrealized depreciation.

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees of
BNY Mellon Investment Funds I:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Small Cap Value Fund (the Fund), a series of BNY Mellon Investment Funds I, including the statement of investments, as of September 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2023, by correspondence with custodian and brokers when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
November 22, 2023

34

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $400,284 as ordinary income dividends paid during the year ended September 30, 2023 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended September 30, 2023 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2024 of the percentage applicable to the preparation of their 2023 income tax returns. The fund reports the maximum amount allowable but not less than $1.6966 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

35

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

36

BOARD MEMBERS INFORMATION (Unaudited)
Independent Board Members

Joseph S. DiMartino (79)
Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Francine J. Bovich (72)
Board Member (2011)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 47

———————

Andrew J. Donohue (73)
Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP, a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 40

———————

37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Kenneth A. Himmel (77)
Board Member (2008)

Principal Occupation During Past 5 Years:

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

• Gulf Related, an international real estate development company, Managing Partner (2010-December 2020)

No. of Portfolios for which Board Member Serves: 18

———————

Bradley Skapyak (64)
Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of The Dreyfus Corporation (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of The Dreyfus Transfer Agent, Inc. (2011-2019)

• Senior Vice President of The Bank of New York Mellon (2007-2019)

No. of Portfolios for which Board Member Serves: 18

———————

Roslyn M. Watson (73)
Board Member (2008)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 40

———————

38

Benaree Pratt Wiley (77)
Board Member (2008)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 57

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

39

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since December 2008.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since December 2008 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Adviser since June 2022.

40

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

41

For More Information

BNY Mellon Small Cap Value Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC

BNY Mellon Center
201 Washington Street
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: RUDAX Class C: BOSCX Class I: STSVX Class Y: BOSYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 6944AR0923

BNY Mellon Small/Mid Cap Growth Fund

ANNUAL REPORT September 30, 2023

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2022, through September 30, 2023, as provided by John R. Porter and Karen Behr of Newton Investment Management North America, LLC, sub-adviser.

Market and Fund Performance Overview

For the 12-month period ended September 30, 2023, BNY Mellon Small/Mid Cap Growth Fund (the “fund”) produced a total return of 8.25% for Class A shares, 7.37% for Class C shares, 8.51% for Class I shares, 8.60% for Class Y shares and 8.40% for Class Z shares.1 In comparison, the fund’s benchmark, the Russell 2500™ Growth Index (the “Index”), posted a total return of 10.61% for the same period.2

Small- and mid-cap growth stocks gained ground during the period amid positive economic growth and decelerating inflationary pressure. The fund underperformed the Index primarily due to relatively weak returns in the information technology, consumer discretionary and consumer staples sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap and mid-cap U.S. companies (those with market capitalizations equal to or less than the total market capitalization of the largest company in the Index).

We employ a growth-oriented investment style in managing the fund’s portfolio. This means we seek to identify those small-cap and mid-cap companies that are experiencing, or are expected to experience, rapid earnings or revenue growth. We focus on high-quality companies and individual stock selection, instead of trying to predict which industries or sectors will perform best, and select stocks by:

• Using fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth.

• Investing in a company when the portfolio managers’ research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The fund’s investment strategy may lead it to emphasize certain industries, such as technology, health care, business services and communications.

Equities Rebound on Positive Macroeconomic Trends

Small and mid-cap equities delivered positive returns in the last quarter of 2022, as market sentiment focused on the underlying strength of the U.S. economy, with gross domestic product (“GDP”) averaging 2% growth on an annualized basis. As the period began, inflation averaged 7.7% annually, down from the 9.1% peak set in June 2022 but well above the U.S. Federal Reserve’s (the “Fed”) target of 2%. The federal funds rate, set by the Fed, stood at a range of 3.00%–3.25%, up from near zero eight months earlier. By December, 2022 inflation had declined to 6.45%, while the federal funds rate had increased to 4.25%–4.50%.

Investors maintained a risk-on mindset in early 2023, as inflation steadily decreased in response to rising rates, while economic growth remained positive. In early March, signs of stress emerged within the U.S. banking sector. Nevertheless, following rapid action by U.S. authorities to bolster banks, equities soon regained their upward momentum. Market strength was led by mega-cap technology-related names, bolstered by investors’ enthusiasm regarding artificial intelligence (“AI”). More broadly, markets began to price in the increasing likelihood of a “soft landing,” in which the Fed brings inflation under control without inciting a major recession. However, equity markets lost momentum over the summer as inflation proved stickier than previous hoped, raising the prospect that interest rates would likely stay “higher for longer,” in Fed parlance.

A Few Sectors Undermine Relative Performance

The fund’s performance relative to the Index suffered due to positions in the information technology, consumer discretionary and consumer staples sectors. In information technology, underweight exposure and disappointing selections detracted, led by declines in shares of semiconductor manufacturer Semtech Corp., which underperformed many of its industry counterparts after announcing a weak outlook in early 2023. The fund sold its position due to concerns about headwinds facing the company’s automotive industry customers. Other technology underperformers included industrial software and equipment maker Trimble Inc., machine vision products producer Cognex Corp., automatic identification and data capture company Zebra Technologies Corp. and optical and photonic products maker Lumentum Holdings Inc. In the consumer discretionary sector, weak security selection overwhelmed the positive impact of overweight exposure. Notable detractors included optical retailer National Vision Holdings, Inc., internet retailer Farfetch Ltd., online pet food retailer Chewy, Inc., and exercise chain Planet Fitness, Inc. In consumer staples, discount food retailer Grocery Outlet Holding Corp. encountered concerns regarding the durability of the company’s growth, although improving financial performance in the second half of the period enabled shares to recover some of their earlier losses.

On the positive side, the fund’s health care positions provided the strongest contributions to relative performance. Top performers in the health care equipment and supply area included shares of circulatory support device company Abiomed, Inc., which was acquired at a premium to its prior stock price, and dental device maker Align Technology Inc., which reported better-than-expected earnings and benefited from the bankruptcy of a key competitor. Biotechnology holdings further bolstered relative returns, led by holdings in Horizon Therapeutics PLC, which was acquired at a premium stock price and which the fund sold into strength. The fund’s financials holdings further bolstered relative returns, largely due to gains in capital markets holdings, such as Ares Management Corp. and Tradeweb Markets Inc. In materials, strong stock selection more than made up for slightly underweight sector exposure, with notably positive returns from metals and mining holdings, such as aluminum products producer Constellium SE. Relative returns also benefited from the fund’s lack of exposure to the lagging utilities sector.

Adopting a More Conservative Posture

Although economic data remains largely resilient, it remains unknown what the effect of recent monetary policy tightening may have on the wider economy from here. If, as currently expected, inflation prompts the Fed to keep rates elevated for a prolonged period,

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

thereby increasing the cost of capital, valuations of all asset classes are likely to face challenges. In addition, consumer debt continues to mount as pandemic-era accommodations expire, and increasing levels of government disfunction amplify the likelihood of short-term market volatility. On the other hand, positive structural demand trends remain in place, and economic growth remains remarkably strong despite tight Fed monetary policy and other macroeconomic headwinds.

Given the uncertain economic environment, we have adopted a more cautious outlooking in positioning the fund, emphasizing investments in companies less tied to GDP growth. As of September 30, 2023, the fund holds its most overweight position in the energy sector, where we believe supply/demand dynamics and geopolitical uncertainties in the Middle East have set the stage for further commodity price increases. The fund also holds overweight exposure to the health care sector, where we find attractive opportunities arising from technological innovations, the digitization of services and the growing role of genomics in the development of advanced medications. Other overweight sector positions include consumer staples and consumer discretionary. Conversely, the fund holds underweight exposure to industrials, information technology and materials, and zero exposure to utilities.

October 16, 2023

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher-growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small and midsized companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger, more established companies.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, Class I shares, and Class Z shares of BNY Mellon Small/Mid Cap Growth Fund with a hypothetical investment of $10,000 in the Russell 2500™ Growth Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Z shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 1/19/18 (the inception date for Class Z shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares, Class I shares, and Class Z shares of BNY Mellon Small/Mid Cap Growth Fund on 9/30/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares, Class I shares, and Class Z shares. The Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Small/Mid Cap Growth Fund with a hypothetical investment of $1,000,000 in the Russell 2500™ Growth Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Small/Mid Cap Growth Fund on 9/30/13 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses on Class Y shares. The Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 9/30/2023
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	3/31/09	2.05%	2.17%	7.79%
without sales charge	3/31/09	8.25%	3.38%	8.43%
Class C shares
with applicable redemption charge†	3/31/09	6.37%	2.57%	7.58%
without redemption	3/31/09	7.37%	2.57%	7.58%
Class I shares	1/1/88	8.51%	3.61%	8.69%
Class Y shares	7/1/13	8.60%	3.70%	8.79%
Class Z shares	1/19/18	8.40%	3.54%	8.65%††
Russell 2500™ Growth Index		10.61%	4.05%	8.37%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Z shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 1/19/18 (the inception date for Class Z shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Small/Mid Cap Growth Fund from April 1, 2023 to September 30, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended September 30, 2023

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.87	$8.88	$3.69	$3.20	$4.08
Ending value (after expenses)	$961.80	$957.80	$963.10	$963.10	$962.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended September 30, 2023

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$5.01	$9.15	$3.80	$3.29	$4.20
Ending value (after expenses)	$1,020.10	$1,015.99	$1,021.31	$1,021.81	$1,020.91
†

Expenses are equal to the fund’s annualized expense ratio of .99% for Class A, 1.81% for Class C, .75% for Class I, .65% for Class Y and .83% for Class Z, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
September 30, 2023

Description	Shares		Value ($)
Common Stocks - 98.6%
Capital Goods - 8.7%
Armstrong World Industries, Inc.	333,872		24,038,784
Axon Enterprise, Inc.	142,898	[a]	28,435,273
Curtiss-Wright Corp.	159,048		31,114,560
Fluor Corp.	900,673	[a]	33,054,699
Graco, Inc.	293,101		21,361,201
SiteOne Landscape Supply, Inc.	84,601	[a]	13,828,033
The AZEK Company, Inc.	727,722	[a]	21,642,452
Zurn Elkay Water Solutions Corp.	630,080		17,654,842
			191,129,844
Commercial & Professional Services - 3.6%
CACI International, Inc., Cl. A	130,291	[a]	40,902,254
FTI Consulting, Inc.	215,680	[a]	38,479,469
			79,381,723
Consumer Discretionary Distribution - 5.4%
Burlington Stores, Inc.	107,102	[a]	14,490,901
Chewy, Inc., Cl. A	581,889	[a,b]	10,625,293
Ollie's Bargain Outlet Holdings, Inc.	1,029,338	[a]	79,444,307
RH	52,001	[a]	13,746,984
			118,307,485
Consumer Durables & Apparel - 4.3%
Lululemon Athletica, Inc.	107,735	[a]	41,543,693
Peloton Interactive, Inc., Cl. A	3,833,016	[a]	19,356,731
YETI Holdings, Inc.	683,906	[a,b]	32,977,947
			93,878,371
Consumer Services - 4.7%
European Wax Center, Inc., Cl. A	497,315	[a,b]	8,056,503
Expedia Group, Inc.	422,882	[a]	43,586,448
Planet Fitness, Inc., Cl. A	1,064,112	[a]	52,333,028
			103,975,979
Consumer Staples Distribution - 2.0%
Grocery Outlet Holding Corp.	1,545,668	[a]	44,592,522
Energy - 8.5%
Antero Resources Corp.	491,390	[a]	12,471,478
Cactus, Inc., Cl. A	1,181,620		59,329,140
EQT Corp.	1,755,214		71,226,584
Oceaneering International, Inc.	426,240	[a]	10,962,893
PBF Energy, Inc., Cl. A	646,221		34,592,210
			188,582,305
Financial Services - 5.3%
Ares Management Corp., Cl. A	172,427		17,737,566
AvidXchange Holdings, Inc.	2,060,029	[a]	19,529,075

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.6% (continued)
Financial Services - 5.3% (continued)
Block, Inc.	383,214	[a]	16,961,052
Flywire Corp.	297,200	[a]	9,477,708
Morningstar, Inc.	127,164	[b]	29,786,895
Tradeweb Markets, Inc., Cl. A	289,270		23,199,454
			116,691,750
Food, Beverage & Tobacco - 2.2%
Freshpet, Inc.	724,334	[a,b]	47,719,124
Health Care Equipment & Services - 10.7%
Align Technology, Inc.	143,904	[a]	43,936,769
DexCom, Inc.	469,495	[a]	43,803,884
Guardant Health, Inc.	442,530	[a]	13,116,589
Inspire Medical Systems, Inc.	177,086	[a]	35,140,946
iRhythm Technologies, Inc.	306,152	[a]	28,857,888
Outset Medical, Inc.	411,280	[a,b]	4,474,726
Privia Health Group, Inc.	1,420,984	[a,b]	32,682,632
R1 RCM, Inc.	1,232,770	[a]	18,577,844
TransMedics Group, Inc.	296,271	[a]	16,220,837
			236,812,115
Materials - 1.7%
Alcoa Corp.	492,644		14,316,235
CF Industries Holdings, Inc.	277,641		23,804,939
			38,121,174
Media & Entertainment - 2.9%
Atlanta Braves Holdings, Inc., CI. C	17,582	[a]	628,205
Liberty Media Corp-Liberty Formula One, Cl. C	508,820	[a]	31,699,486
Live Nation Entertainment, Inc.	370,446	[a]	30,761,836
			63,089,527
Pharmaceuticals, Biotechnology & Life Sciences - 16.6%
10X Genomics, Inc., CI. A	423,495	[a]	17,469,169
Akero Therapeutics, Inc.	198,303	[a]	10,030,165
Ascendis Pharma A/S, ADR	157,174	[a,b]	14,717,773
Beam Therapeutics, Inc.	128,624	[a,b]	3,093,407
BioMarin Pharmaceutical, Inc.	301,342	[a]	26,662,740
Bio-Techne Corp.	558,974		38,049,360
Cytokinetics, Inc.	243,883	[a]	7,184,793
Denali Therapeutics, Inc.	572,808	[a]	11,817,029
ImmunoGen, Inc.	577,950	[a]	9,172,067
Insmed, Inc.	784,132	[a]	19,799,333
Karuna Therapeutics, Inc.	53,268	[a]	9,007,086
Neurocrine Biosciences, Inc.	310,461	[a]	34,926,863
Pacific Biosciences of California, Inc.	1,708,306	[a]	14,264,355
Prothena Corp. PLC	227,445	[a]	10,974,221

Description	Shares		Value ($)
Common Stocks - 98.6% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 16.6% (continued)
Repligen Corp.	222,526	[a]	35,383,859
Sarepta Therapeutics, Inc.	664,946	[a]	80,604,754
Twist Bioscience Corp.	633,876	[a]	12,842,328
Ultragenyx Pharmaceutical, Inc.	255,181	[a]	9,097,203
			365,096,505
Real Estate Management & Development - 3.1%
CoStar Group, Inc.	885,681	[a]	68,100,012
Semiconductors & Semiconductor Equipment - 2.9%
Power Integrations, Inc.	415,566		31,711,842
Rambus, Inc.	567,867	[a]	31,681,300
			63,393,142
Software & Services - 14.2%
Akamai Technologies, Inc.	172,799	[a]	18,410,007
Bill Holdings, Inc.	265,722	[a]	28,849,438
DoubleVerify Holdings, Inc.	1,268,778	[a]	35,462,345
Dynatrace, Inc.	727,336	[a]	33,988,411
Everbridge, Inc.	125,533	[a]	2,814,450
HubSpot, Inc.	133,102	[a]	65,552,735
JFrog Ltd.	999,108	[a]	25,337,379
nCino, Inc.	280,534	[a,b]	8,920,981
Shopify, Inc., Cl. A	690,713	[a]	37,692,208
Twilio, Inc., Cl. A	971,110	[a]	56,839,068
			313,867,022
Technology Hardware & Equipment - 1.6%
Calix, Inc.	371,791	[a]	17,042,899
nLight, Inc.	529,543	[a]	5,507,247
Trimble, Inc.	221,493	[a]	11,929,613
			34,479,759
Telecommunication Services - .2%
Bandwidth, Inc., Cl. A	390,172	[a]	4,397,238
Total Common Stocks (cost $1,805,886,691)			2,171,615,597
Description	Shares		Value ($)
Private Equity - .9%
Diversified Financials - .2%
Fundbox	702,664	[a,c]	3,892,759
Food, Beverage & Tobacco - .2%
Supplying Demand, Inc.	497,558	[a,c]	4,910,898
Pharmaceuticals, Biotechnology & Life Sciences - .2%
Aspen Neuroscience	1,963,167	[a,c]	4,574,179
Real Estate - .1%
Roofstock	346,123	[a,c]	2,879,743

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Private Equity - .9% (continued)
Software & Services - .2%
Locus Robotics		101,086	[a,c]	4,127,341
Total Private Equity (cost $34,978,403)				20,384,920
		Number of Rights
Rights - .0%
Health Care Equipment & Services - .0%
Abiomed, Inc. expiring 12/31/2049 (cost $0)		160,644	[c]	163,857
	1-Day Yield (%)
Investment Companies - 2.8%
Registered Investment Companies - 2.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $60,282,799)	5.40	60,282,799	[d]	60,282,799

Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $316,125)	5.40	316,125	[d]	316,125
Total Investments (cost $1,901,464,018)		102.3%		2,252,763,298
Liabilities, Less Cash and Receivables		(2.3%)		(49,885,337)
Net Assets		100.0%		2,202,877,961

ADR—American Depositary Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At September 30, 2023, the value of the fund’s securities on loan was $121,020,443 and the value of the collateral was $123,567,922, consisting of cash collateral of $316,125 and U.S. Government & Agency securities valued at $123,251,797. In addition, the value of collateral may include pending sales that are also on loan.

c The fund held Level 3 securities at September 30, 2023. These securities were valued at $20,548,777 or .9% of net assets.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Health Care	27.5
Information Technology	18.8
Consumer Discretionary	14.4
Industrials	12.3
Energy	8.6
Financials	5.5
Consumer Staples	4.4
Real Estate	3.2
Communication Services	3.1
Investment Companies	2.8
Materials	1.7
102.3

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 9/30/2022	Purchases ($)†	Sales ($)	Value ($) 9/30/2023	Dividends/ Distributions ($)
Registered Investment Companies - 2.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 2.8%	113,031,822	806,943,471	(859,692,494)	60,282,799	5,947,321
Investment of Cash Collateral for Securities Loaned - .0%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .0%	-	109,267,293	(108,951,168)	316,125	54,258	†††

STATEMENT OF INVESTMENTS (continued)

Affiliated Issuers (continued)
Description	Value ($) 9/30/2022	Purchases ($)†	Sales ($)	Value ($) 9/30/2023	Dividends/ Distributions ($)
Investment of Cash Collateral for Securities Loaned - .0%†† (continued)
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	29,348,163	359,363,054	(388,711,217)	-	225,024	†††
Total - 2.8%	142,379,985	1,275,573,818	(1,357,354,879)	60,598,924	6,226,603

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $121,020,443)—Note 1(b):
Unaffiliated issuers	1,840,865,094	2,192,164,374
Affiliated issuers	60,598,924	60,598,924
Cash		3,869,978
Receivable for investment securities sold		17,069,980
Receivable for shares of Beneficial Interest subscribed		876,467
Dividends and securities lending income receivable		440,457
Prepaid expenses		456,165
		2,275,476,345
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		1,357,383
Payable for investment securities purchased		69,158,587
Payable for shares of Beneficial Interest redeemed		1,336,888
Liability for securities on loan—Note 1(b)		316,125
Trustees’ fees and expenses payable		16,321
Other accrued expenses		413,080
		72,598,384
Net Assets ($)		2,202,877,961
Composition of Net Assets ($):
Paid-in capital		2,178,547,473
Total distributable earnings (loss)		24,330,488
Net Assets ($)		2,202,877,961

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	382,062,187	41,021,199	1,382,038,489	291,766,934	105,989,152
Shares Outstanding	17,440,578	2,289,787	59,585,035	12,425,625	4,589,905
Net Asset Value Per Share ($)	21.91	17.91	23.19	23.48	23.09

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended September 30, 2023

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	5,289,760
Affiliated issuers	5,947,321
Income from securities lending—Note 1(b)	279,282
Interest	20,862
Total Income	11,537,225
Expenses:
Management fee—Note 3(a)	14,965,230
Shareholder servicing costs—Note 3(c)	3,520,439
Distribution fees—Note 3(b)	533,627
Trustees’ fees and expenses—Note 3(d)	316,352
Administration fee—Note 3(a)	259,309
Prospectus and shareholders’ reports	156,468
Professional fees	138,778
Registration fees	114,879
Loan commitment fees—Note 2	51,160
Custodian fees—Note 3(c)	39,665
Chief Compliance Officer fees—Note 3(c)	20,126
Miscellaneous	106,631
Total Expenses	20,222,664
Less—reduction in expenses due to undertaking—Note 3(a)	(33,595)
Less—reduction in fees due to earnings credits—Note 3(c)	(115,997)
Net Expenses	20,073,072
Net Investment (Loss)	(8,535,847)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	56,956,627
Net change in unrealized appreciation (depreciation) on investments	171,490,529
Net Realized and Unrealized Gain (Loss) on Investments	228,447,156
Net Increase in Net Assets Resulting from Operations	219,911,309

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2023	2022
Operations ($):
Net investment (loss)	(8,535,847)	(18,845,482)
Net realized gain (loss) on investments	56,956,627	(348,460,980)
Net change in unrealized appreciation (depreciation) on investments	171,490,529	(1,495,043,696)
Net Increase (Decrease) in Net Assets Resulting from Operations	219,911,309	(1,862,350,158)
Distributions ($):
Distributions to shareholders:
Class A	-	(66,701,601)
Class C	-	(10,555,443)
Class I	-	(281,059,137)
Class Y	-	(38,142,812)
Class Z	-	(14,422,353)
Total Distributions	-	(410,881,346)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	23,395,019	59,475,563
Class C	2,250,798	9,741,564
Class I	208,941,788	674,409,304
Class Y	55,164,856	94,992,886
Class Z	4,026,824	721,589
Net assets received in connection with reorganization—Note 1	-	113,107,090
Distributions reinvested:
Class A	-	62,386,021
Class C	-	9,884,456
Class I	-	264,100,615
Class Y	-	37,345,676
Class Z	-	13,528,418
Cost of shares redeemed:
Class A	(91,892,866)	(148,529,510)
Class C	(15,722,170)	(26,954,679)
Class I	(602,680,104)	(1,337,811,505)
Class Y	(63,931,085)	(102,414,124)
Class Z	(9,087,207)	(9,864,846)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(489,534,147)	(285,881,482)
Total Increase (Decrease) in Net Assets	(269,622,838)	(2,559,112,986)
Net Assets ($):
Beginning of Period	2,472,500,799	5,031,613,785
End of Period	2,202,877,961	2,472,500,799

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2023	2022
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	1,037,481	2,113,534
Shares issued in connection with reorganization—Note 1	-	2,023,060
Shares issued for distributions reinvested	-	1,997,631
Shares redeemed	(4,082,769)	(5,294,965)
Net Increase (Decrease) in Shares Outstanding	(3,045,288)	839,260
Class Ca,b
Shares sold	120,933	401,338
Shares issued in connection with reorganization—Note 1	-	63,184
Shares issued for distributions reinvested	-	381,051
Shares redeemed	(849,901)	(1,186,350)
Net Increase (Decrease) in Shares Outstanding	(728,968)	(340,777)
Class Ia
Shares sold	8,788,142	23,092,234
Shares issued in connection with reorganization—Note 1	-	717,757
Shares issued for distributions reinvested	-	8,017,627
Shares redeemed	(25,432,490)	(46,459,160)
Net Increase (Decrease) in Shares Outstanding	(16,644,348)	(14,631,542)
Class Y
Shares sold	2,321,355	3,101,948
Shares issued in connection with reorganization—Note 1	-	5,324
Shares issued for distributions reinvested	-	1,121,829
Shares redeemed	(2,636,045)	(3,505,936)
Net Increase (Decrease) in Shares Outstanding	(314,690)	723,165
Class Z
Shares sold	163,847	23,792
Shares issued for distributions reinvested	-	411,949
Shares redeemed	(383,463)	(322,223)
Net Increase (Decrease) in Shares Outstanding	(219,616)	113,518

[a]

During the period ended September 30, 2023, 5,811 Class A shares representing $120,230 were exchanged for 5,501 Class I shares and 2,835 Class C shares representing $48,442 were exchanged for 2,211 Class I shares. During the period ended September 30, 2022, 2,852 Class A shares representing $66,381 were exchanged for 2,702 Class I shares and 2,640 Class C shares representing $48,554 were exchanged for 2,063 Class I shares.

[b]

During the period ended September 30, 2023, 960 Class C shares representing $17,447 were automatically converted to 789 Class A shares and during the period ended September 30, 2022, 3,695 Class C shares representing $91,783 were automatically converted to 3,066 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	20.24	37.14	32.98	21.08	24.00
Investment Operations:
Net investment (loss)[a]	(.12)	(.18)	(.29)	(.17)	(.12)
Net realized and unrealized gain (loss) on investments	1.79	(13.59)	7.54	12.07	(1.23)
Total from Investment Operations	1.67	(13.77)	7.25	11.90	(1.35)
Distributions:
Dividends from net realized gain on investments	-	(3.13)	(3.09)	-	(1.57)
Net asset value, end of period	21.91	20.24	37.14	32.98	21.08
Total Return (%)[b]	8.25	(40.04)	22.59	56.50	(5.17)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00	.98	.95	.96	.98
Ratio of net expenses to average net assets	.99	.93	.95	.96	.98
Ratio of net investment (loss) to average net assets	(.53)	(.65)	(.77)	(.65)	(.58)
Portfolio Turnover Rate	36.02	28.58	37.29	55.49	49.35
Net Assets, end of period ($ x 1,000)	382,062	414,597	729,672	521,990	328,595

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class C Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	16.69	31.46	28.55	18.39	21.31
Investment Operations:
Net investment (loss)[a]	(.25)	(.35)	(.49)	(.32)	(.25)
Net realized and unrealized gain (loss) on investments	1.47	(11.29)	6.49	10.48	(1.10)
Total from Investment Operations	1.22	(11.64)	6.00	10.16	(1.35)
Distributions:
Dividends from net realized gain on investments	-	(3.13)	(3.09)	-	(1.57)
Net asset value, end of period	17.91	16.69	31.46	28.55	18.39
Total Return (%)[b]	7.37	(40.55)	21.68	55.25	(5.88)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.82	1.77	1.72	1.73	1.74
Ratio of net expenses to average net assets	1.81	1.77	1.72	1.73	1.74
Ratio of net investment (loss) to average net assets	(1.34)	(1.50)	(1.54)	(1.42)	(1.34)
Portfolio Turnover Rate	36.02	28.58	37.29	55.49	49.35
Net Assets, end of period ($ x 1,000)	41,021	50,375	105,686	85,398	58,574

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended September 30,
Class I Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	21.38	38.97	34.40	21.94	24.85
Investment Operations:
Net investment (loss)[a]	(.07)	(.14)	(.20)	(.12)	(.08)
Net realized and unrealized gain (loss) on investments	1.88	(14.32)	7.86	12.58	(1.26)
Total from Investment Operations	1.81	(14.46)	7.66	12.46	(1.34)
Distributions:
Dividends from net realized gain on investments	-	(3.13)	(3.09)	-	(1.57)
Net asset value, end of period	23.19	21.38	38.97	34.40	21.94
Total Return (%)	8.51	(39.92)	22.90	56.79	(4.95)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	.74	.70	.73	.74
Ratio of net expenses to average net assets	.75	.74	.70	.73	.74
Ratio of net investment (loss) to average net assets	(.29)	(.46)	(.52)	(.42)	(.35)
Portfolio Turnover Rate	36.02	28.58	37.29	55.49	49.35
Net Assets, end of period ($ x 1,000)	1,382,038	1,629,646	3,541,043	2,461,228	1,294,518

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class Y Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	21.62	39.34	34.67	22.09	24.99
Investment Operations:
Net investment (loss)[a]	(.05)	(.11)	(.18)	(.09)	(.06)
Net realized and unrealized gain (loss) on investments	1.91	(14.48)	7.94	12.67	(1.27)
Total from Investment Operations	1.86	(14.59)	7.76	12.58	(1.33)
Distributions:
Dividends from net realized gain on investments	-	(3.13)	(3.09)	-	(1.57)
Net asset value, end of period	23.48	21.62	39.34	34.67	22.09
Total Return (%)	8.60	(39.88)	22.98	56.99	(4.87)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.65	.64	.63	.64	.64
Ratio of net expenses to average net assets	.65	.64	.63	.64	.64
Ratio of net investment (loss) to average net assets	(.19)	(.36)	(.45)	(.33)	(.25)
Portfolio Turnover Rate	36.02	28.58	37.29	55.49	49.35
Net Assets, end of period ($ x 1,000)	291,767	275,433	472,711	330,796	213,183

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended September 30,
Class Z Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	21.30	38.86	34.33	21.92	24.83
Investment Operations:
Net investment (loss)[a]	(.09)	(.15)	(.23)	(.14)	(.08)
Net realized and unrealized gain (loss) on investments	1.88	(14.28)	7.85	12.55	(1.26)
Total from Investment Operations	1.79	(14.43)	7.62	12.41	(1.34)
Distributions:
Dividends from net realized gain on investments	-	(3.13)	(3.09)	-	(1.57)
Net asset value, end of period	23.09	21.30	38.86	34.33	21.92
Total Return (%)	8.40	(39.96)	22.79	56.66	(4.95)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84	.79	.77	.84	.76
Ratio of net expenses to average net assets	.84	.79	.77	.84	.76
Ratio of net investment (loss) to average net assets	(.38)	(.52)	(.59)	(.52)	(.36)
Portfolio Turnover Rate	36.02	28.58	37.29	55.49	49.35
Net Assets, end of period ($ x 1,000)	105,989	102,449	182,502	158,335	108,725

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Small/Mid Cap Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser”), is an indirect a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

Effective March 31, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (“NIM”), to enable NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of the Sub-Adviser and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V 4LA, England.

As of the close of business on November 8, 2021, pursuant to an Agreement and Plan of Reorganization (“Reorganization”) previously approved by the Trust’s Board of Trustees (the “Board”) and the BNY Mellon Advantage Funds, Inc.’s Board of Directors, all of the assets, subject to the liabilities, of BNY Mellon Structured Midcap Fund, a series of BNY Mellon Advantage Funds, Inc., Class A, Class C, Class I and Class Y shares were transferred to the fund in a tax free exchange at cost basis for Class A, Class C, Class I and Class Y shares of Beneficial Interest of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of BNY Mellon Structured Midcap Fund’s Class A, Class C, Class I and Class Y shares received Class A, Class C, Class I and Class Y shares of the fund, respectively, in an amount equal to the aggregate net asset value of their investment in BNY Mellon Structured Midcap Fund’s Class A, Class C Class I and Class Y shares at the time of the exchange. The net asset value of the fund’s shares on the close of business on November 8, 2021, after the reorganization was $39.89 for Class A, $33.76 for Class C, $41.87 for Class I and $42.26 for Class Y, and a total of 2,023,060 Class A, 63,184 Class C, 717,757 Class I and 5,324 Class Y shares were issued to shareholders of BNY Mellon Structured Midcap Fund’s Class A, Class C, Class I and Class Y shares, respectively in the exchange.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class Y and Class Z. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s

NOTES TO FINANCIAL STATEMENTS (continued)

financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Board has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investment in private equity securities will be fair valued by the Board in accordance with valuation procedures approved by the Board. Those portfolio valuations will be based on unobservable inputs and certain

NOTES TO FINANCIAL STATEMENTS (continued)

assumptions about how market participants would price the instrument. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private companies are inherently uncertain. The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realized upon the disposal of such investments. These securities are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	2,171,615,597	-	-	2,171,615,597
Equity Securities - Private Equity	-	-	20,384,920	20,384,920
Investment Companies	60,598,924	-	-	60,598,924
Rights	-	-	163,857	163,857

† See Statement of Investments for additional detailed categorizations, if any.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities- Private Equity & Rights ($)
Balance as of 9/30/2022†	13,656,470
Purchases/Issuances	9,150,787
Sales/Dispositions	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	(2,258,480)
Transfers into Level 3	-
Transfers out of Level 3	-
Balances as of 9/30/2023†	20,548,777

Equity Securities- Private Equity & Rights ($)
The amount of total net realized gains (loss) for the period included in earnings attributable to the net change in unrealized appreciation (depreciation) relating to investments still held at 9/30/2023	(2,258,480)

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

The following table summarizes the significant unobservable inputs the fund used to value its investment categorized within Level 3 as of September 30, 2023. In addition to the techniques and inputs noted in the table below, according to the fund’s valuation policy, other valuation techniques and methodologies when determining the fund’s fair value measurements may be used. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they are to the fund’s determination of fair values.

Asset Category- Issuer Name	Value ($)	Valuation Techniques/ Methodologies	Unobservable Inputs	Range
				Low	High
Private Equity:
Fundbox	3,892,759	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	0.7x	7.1x
Supplying Demand, Inc.	4,910,898	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	2.9x	10.5x
Aspen Neuroscience	4,574,179	Benchmark to Public Peers	Return of Public Peers Group	-86.0%	153.4%
Roofstock	2,879,743	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	0.2x	11.1x
Locus Robotics	4,127,341	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	1.5x	5.3x

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and

NOTES TO FINANCIAL STATEMENTS (continued)

amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2023, BNY Mellon earned $38,076 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2023, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $249,537,972 and unrealized appreciation $279,658,547. In addition, the fund had $5,790,087 of late year ordinary losses deferred for tax purposes to the first day of the following fiscal year.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2023. The fund has $204,495,306 of short-term capital losses and $45,042,666 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended September 30, 2023 and September 30, 2022 were as follows:

NOTES TO FINANCIAL STATEMENTS (continued)

ordinary income $0 and $92,162,605, and long-term capital gains $0 and $318,718,741, respectively.

During the period ended September 30, 2023, as a result of permanent book to tax differences, primarily due to net operating losses, the fund increased total distributable earnings (loss) by $12,681,983 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended September 30, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

The Adviser had contractually agreed, from October 1, 2022 through November 8, 2022 (one year after the Reorganization was consummated), to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of the fund’s Class A shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed .93% of the value of the fund’s Class A shares average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $33,595 during the period ended September 30, 2023.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-advisory fee paid by the Adviser to any unaffiliated sub-adviser in the aggregate with other unaffiliated sub-advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-advisory fee payable by the Adviser separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’s costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The

NOTES TO FINANCIAL STATEMENTS (continued)

fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $259,309 during the period ended September 30, 2023.

During the period ended September 30, 2023, the Distributor retained $8,668 from commissions earned on sales of the fund’s Class A shares, and $1,000 and $3,838 from CDSC fees on redemptions of the fund’s Class A and Class C shares, respectively.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended September 30, 2023, Class C shares were charged $365,073 pursuant to the Distribution Plan.

Under the Service Plan adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburse the Distributor for distributing its shares and servicing shareholder accounts at an amount not to exceed an annual rate of up to .25% of the value of the average daily net assets of Class Z shares. During the period ended September 30, 2023, Class Z shares were charged $168,554 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2023, Class A and Class C shares were charged $1,059,854 and $121,691, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2023, the fund was charged $134,063 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $115,997.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2023, the fund was charged $39,665 pursuant to the custody agreement.

During the period ended September 30, 2023, the fund was charged $20,126 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $1,136,291, Administration fees of $31,326, Distribution Plan fees of $38,479, Shareholder Services Plan fees of $90,749, Custodian fees of $30,000, Chief Compliance Officer fees of $4,810 and Transfer Agent fees of $25,728.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2023, amounted to $854,656,618 and $1,250,137,612, respectively.

At September 30, 2023, the cost of investments for federal income tax purposes was $1,973,104,751; accordingly, accumulated net unrealized appreciation on investments was $279,658,547, consisting of $565,595,992 gross unrealized appreciation and $285,937,445 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees of
BNY Mellon Investment Funds I:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Small/Mid Cap Growth Fund (the Fund), a series of BNY Mellon Investment Funds I, including the statement of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2023, by correspondence with custodians. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
November 22, 2023

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)
Independent Board Members

Joseph S. DiMartino (79)
Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Francine J. Bovich (72)
Board Member (2011)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 47

———————

Andrew J. Donohue (73)
Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP, a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 40

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Kenneth A. Himmel (77)
Board Member (2008)

Principal Occupation During Past 5 Years:

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

• Gulf Related, an international real estate development company, Managing Partner (2010-December 2020)

No. of Portfolios for which Board Member Serves: 18

———————

Bradley Skapyak (64)
Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of The Dreyfus Corporation (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of The Dreyfus Transfer Agent, Inc. (2011-2019)

• Senior Vice President of The Bank of New York Mellon (2007-2019)

No. of Portfolios for which Board Member Serves: 18

———————

Roslyn M. Watson (73)
Board Member (2008)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 40

———————

Benaree Pratt Wiley (77)
Board Member (2008)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 57

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since December 2008.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since December 2008 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Adviser since June 2022.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Small/Mid Cap Growth Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC

BNY Mellon Center
201 Washington Street
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DBMAX Class C: DBMCX Class I: SDSCX Class Y: DBMYX Class Z: DBMZX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 6921AR0923

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Bradley J. Skapyak, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Skapyak is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $170,850 in 2022 and $133,400 in 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $27,900 in 2022 and $23,100 in 2023. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2022 and $0 in 2022. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2022 and $0 in 2023.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2022 and $0 in 2023.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $3,945,912 in 2022 and $4,074,591 in 2023.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds I

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: November 20, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: November 20, 2023

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: November 21, 2023

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)